LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,288,083,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2004-11 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(1)	Window(1)	C/E (2)	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/DBRS)
A1(3)	907,838,000	1 M LIBOR	0.96	1-26	13.50%	0.14%	1/25/2035	AAA/Aaa/AAA
A2(3)	192,572,000	1 M LIBOR	2.48	26-34	13.50%	0.24%	1/25/2035	AAA/Aaa/AAA
A3(4)	279,338,000	1 M LIBOR	1.22	1-34	13.50%	0.18%	1/25/2035	AAA/Aaa/AAA
A4 (3) (4) (5)	609,388,000	1 M LIBOR	5.39	34-87	13.50%	0.45%	1/25/2035	AAA/Aaa/AAA
M1	71,287,000	1 M LIBOR	4.86	40-87	10.40%	0.62%	1/25/2035	AA+/Aa1/AA(High)
M2	55,190,000	1 M LIBOR	4.83	39-87	8.00%	0.65%	1/25/2035	AA/Aa2/AA
M3	28,745,000	1 M LIBOR	4.81	38-87	6.75%	0.75%	1/25/2035	AA-/Aa3/AA(Low)
M4	17,247,000	1 M LIBOR	4.80	38-87	6.00%	1.05%	1/25/2035	A+/A1/A(High)
M5	22,996,000	1 M LIBOR	4.80	38-87	5.00%	1.15%	1/25/2035	A/A2/A
M6	22,996,000	1 M LIBOR	4.80	38-87	4.00%	1.30%	1/25/2035	A-/A3/A(Low)
M7	22,996,000	1 M LIBOR	4.78	37-87	3.00%	1.60%	1/25/2035	BBB+/Baa1/BBB(High)
M8	22,996,000	1 M LIBOR	4.72	37-87	2.00%	1.70%	1/25/2035	BBB/Baa2/BBB
M9	28,745,000	5.00%	4.16	37-77	0.75%	N/A	1/25/2035	BBB-/Baa3/BBB(Low)
B	5,749,000	5.00%	3.11	37-41	0.50%	N/A	1/25/2035	BB/NR/BB

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate	Coupon/	WAL(1)	Window(1)	C/E (2)	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/DBRS)
A1(3)	907,838,000	1 M LIBOR	0.96	1-26	13.50%	0.14%	1/25/2035	AAA/Aaa/AAA
A2(3)	192,572,000	1 M LIBOR	2.48	26-34	13.50%	0.24%	1/25/2035	AAA/Aaa/AAA
A3(4)	279,338,000	1 M LIBOR	1.22	1-34	13.50%	0.18%	1/25/2035	AAA/Aaa/AAA
A4 (3) (4) (5)	609,388,000	1 M LIBOR	6.11	34-192	13.50%	0.45%	1/25/2035	AAA/Aaa/AAA
M1	71,287,000	1 M LIBOR	5.31	40-147	10.40%	0.62%	1/25/2035	AA+/Aa1/AA(High)
M2	55,190,000	1 M LIBOR	5.24	39-137	8.00%	0.65%	1/25/2035	AA/Aa2/AA
M3	28,745,000	1 M LIBOR	5.19	38-128	6.75%	0.75%	1/25/2035	AA-/Aa3/AA(Low)
M4	17,247,000	1 M LIBOR	5.14	38-122	6.00%	1.05%	1/25/2035	A+/A1/A(High)
M5	22,996,000	1 M LIBOR	5.10	38-117	5.00%	1.15%	1/25/2035	A/A2/A
M6	22,996,000	1 M LIBOR	5.04	38-111	4.00%	1.30%	1/25/2035	A-/A3/A(Low)
M7	22,996,000	1 M LIBOR	4.92	37-103	3.00%	1.60%	1/25/2035	BBB+/Baa1/BBB(High)
M8	22,996,000	1 M LIBOR	4.74	37-92	2.00%	1.70%	1/25/2035	BBB/Baa2/BBB
M9	28,745,000	5.00%	4.16	37-77	0.75%	N/A	1/25/2035	BBB-/Baa3/BBB(Low)
B	5,749,000	5.00%	3.11	37-41	0.50%	N/A	1/25/2035	BB/NR/BB

(1)

The Certificates were priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes 28% CPR for the Adjustable Rate Mortgage Loans and 23% CPR for the Fixed Rate Mortgage Loans.

(2)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(3)

The Class A1 and A2 Certificates and the A4(1) Component are the Senior Certificates of Group 1.

(4)

The Class A3 Certificates and the A4(2) Component are the Senior Certificates of Group 2.

(5)

The Class A4 Certificate is made up of two Components, one from each Collateral Group.  The A4(1) Component balance and A4(2) Component balance is approximately $486,013,000 and $123,375,000, respectively.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

A)

All principal from Group 1 will be paid to the Class A1 and Class A2 Certificates and the A4(1) Component, sequentially and in that order, until they have been reduced to zero; and

B)

All principal from Group 2 will be paid to the Class A3 Certificates and the A4(2) Component, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related Initial Enhancement Percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 27.00%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4,  M1, M2, M3, M4, M5, M6, M7 and M8 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The Interest Rate on the Class M9 and B Certificates will be equal to the lesser of (i) 5.00% and (ii) the Net Funds Cap.  Interest for the Class M9 and B Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates and the Class M9 and B Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on December 25, 2004, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee, Securities Administrator Fee and Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid from each of Group 1 and Group 2 Interest in an amount proportionate to their loan balance;

(3)

To pay Current Interest and Carryforward Interest to the Class A1 and Class A2 Certificates and the A4(1) Component from Group 1 Interest on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class A3 Certificates and the A4(2) Component from Group 2 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(6)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, sequentially and in that order;

(7)

To pay the Credit Risk Manager Fee;

(8)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(9)

Any interest remaining after the application of (1) through (8) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(10)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts; and

(13)

To pay remaining amounts to the holder of the Class X Certificate.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	374,469,000.00	4.00
2	2,194,433,000.00	2.00	32	350,097,000.00	4.00
3	2,131,468,000.00	2.00	33	330,195,000.00	4.00
4	2,070,310,000.00	2.00	34	313,907,000.00	4.00
5	2,010,904,000.00	2.00	35	298,418,000.00	4.00
6	1,953,203,000.00	2.00	36	283,692,000.00	4.00
7	1,897,154,000.00	2.00	37	269,692,000.00	4.25
8	1,842,713,000.00	2.00	38	256,385,000.00	4.25
9	1,789,832,000.00	2.00	39	243,733,000.00	4.25
10	1,738,466,000.00	2.00	40	231,704,000.00	4.25
11	1,688,572,000.00	2.00	41	220,268,000.00	4.25
12	1,640,107,000.00	2.00	42	209,394,000.00	4.25
13	1,593,031,000.00	2.00	43	199,057,000.00	4.25
14	1,547,302,000.00	2.00	44	189,229,000.00	4.25
15	1,502,883,000.00	2.00	45	179,884,000.00	4.25
16	1,459,736,000.00	2.00	46	170,999,000.00	4.25
17	1,417,824,000.00	2.00	47	162,554,000.00	4.25
18	1,377,111,000.00	2.00	48	154,524,000.00	4.25
19	1,337,563,000.00	2.00	49	146,889,000.00	4.25
20	1,299,147,000.00	2.00	50	139,632,000.00	4.25
21	1,261,830,000.00	2.00	51	132,731,000.00	4.25
22	1,225,581,000.00	2.00	52	126,171,000.00	4.25
23	1,190,368,000.00	2.00	53	119,935,000.00	4.25
24	1,128,802,000.00	2.00	54	114,005,000.00	4.25
25	736,461,000.00	4.00	55	108,368,000.00	4.25
26	628,313,000.00	4.00	56	103,010,000.00	4.25
27	549,048,000.00	4.00	57	97,916,000.00	4.25
28	488,787,000.00	4.00	58	93,072,000.00	4.25
29	441,798,000.00	4.00	59	88,468,000.00	4.25
30	404,487,000.00	4.00	60	84,091,000.00	4.25

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extend not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9 and B Certificates any Deferred Amounts;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and the Class M9 and B Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates or the Class M9 and B Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the Class M9 and B Certificates clause (b) will be set equal to 1.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the two groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to either Group has been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date exceeds (2) the proportionate share of any Net Swap Payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, the Securities Administrator Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Option One (41.57%), BNC (36.76%), Finance America (7.66%), and ALS (5.64%) and as of the Closing Date were initially serviced by Option One (78.30%), Ocwen (7.79%), Chase (5.96%), Aurora (5.68%) and Wells Fargo (2.26%).  Approximately 46.91% of the loans serviced by Option One (representing approximately 36.74% of the aggregate population) are expected to transfer to another servicer in the securitization on February 1, 2005.

Mortgage Insurance

Approximately 69.03% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by Radian or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, and to the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates will increase to 1.5 times their initial margins and the stated rate on the Class M9 and B Certificates will increase to 5.50%.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates, until reduced to zero; then to the Class M Certificates in inverse order of priority, until all the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 55.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

January 2008 to December 2008

2.00% for the first month, plus an additional 1/12th of 1.25%

for each month thereafter

January 2009 to December 2009

3.25% for the first month, plus an additional 1/12th of

1.00% for each month thereafter

January 2010 to December 2010

4.25% for the first month, plus an additional 1/12th of

0.35% for each month thereafter

January 2011 and thereafter

4.60%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
Rating Agency Contacts

S&P	Kyle Beauchamp	(212) 438-2505
Moody’s	Mike Labuskes	(212) 553-2935

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2004-11
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	Swiss Re Financial Products Corporation
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in January 2005.
Cut-Off Date:	December 1, 2004.
Pricing Date:	December 15, 2004
Closing Date:	December 29, 2004
Settlement Date:	Assumed December 30, 2004 for calculation purposes
Delay Days:	0 day delay – All Classes
Dated Date:	December 25, 2004
Day Count:	Actual/360 on Classes A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7 and M8. 30/360 on Class M9 and B.
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Securities Administrator Fee:	0.001%
Servicing Fee:

The servicing fee for approximately 58.43% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually. The remaining approximately 41.57% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call
% PPA (1)	50%	75%	100%	125%	150%
Class A1
Avg. Life (yrs)	2.00	1.32	0.96	0.75	0.60
Window (mos)	1-54	1-35	1-26	1-20	1-16
Expected Final Mat.	6/25/2009	11/25/2007	2/25/2007	8/25/2006	4/25/2006
Class A2
Avg. Life (yrs)	5.45	3.59	2.48	1.92	1.53
Window (mos)	54-79	35-52	26-34	20-27	16-21
Expected Final Mat.	7/25/2011	4/25/2009	10/25/2007	3/25/2007	9/25/2006
Class A3
Avg. Life (yrs)	2.57	1.69	1.22	0.94	0.76
Window (mos)	1-78	1-52	1-34	1-26	1-21
Expected Final Mat.	6/25/2011	4/25/2009	10/25/2007	2/25/2007	9/25/2006
Class A4
Avg. Life (yrs)	10.94	7.36	5.39	3.97	2.89
Window (mos)	78-172	52-117	34-87	26-67	21-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M1
Avg. Life (yrs)	9.45	6.33	4.86	4.25	4.25
Window (mos)	54-172	37-117	40-87	43-67	47-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M2
Avg. Life (yrs)	9.45	6.33	4.83	4.13	3.94
Window (mos)	54-172	37-117	39-87	41-67	44-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M3
Avg. Life (yrs)	9.45	6.33	4.81	4.07	3.80
Window (mos)	54-172	37-117	38-87	40-67	42-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M4
Avg. Life (yrs)	9.45	6.33	4.80	4.05	3.74
Window (mos)	54-172	37-117	38-87	40-67	42-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M5
Avg. Life (yrs)	9.45	6.33	4.80	4.02	3.68
Window (mos)	54-172	37-117	38-87	39-67	40-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%
Class M6
Avg. Life (yrs)	9.45	6.33	4.80	4.01	3.63
Window (mos)	54-172	37-117	38-87	38-67	40-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M7
Avg. Life (yrs)	9.45	6.33	4.78	3.97	3.58
Window (mos)	54-172	37-117	37-87	38-67	39-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M8
Avg. Life (yrs)	9.38	6.28	4.72	3.93	3.50
Window (mos)	54-172	37-117	37-87	37-67	38-54
Expected Final Mat.	4/25/2019	9/25/2014	3/25/2012	7/25/2010	6/25/2009
Class M9
Avg. Life (yrs)	8.30	5.53	4.16	3.47	3.19
Window (mos)	54-156	37-105	37-77	37-60	37-48
Expected Final Mat.	12/25/2017	9/25/2013	5/25/2011	12/25/2009	12/25/2008
Class B
Avg. Life (yrs)	5.72	3.77	3.11	3.07	3.07
Window (mos)	54-85	37-56	37-41	37-37	37-37
Expected Final Mat.	1/25/2012	8/25/2009	5/25/2008	1/25/2008	1/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call
% CPR	20%	30%	40%
Class A1
Avg. Life (yrs)	1.34	0.86	0.61
Window (mos)	1-36	1-23	1-16
Expected Final Mat.	12/25/2007	11/25/2006	4/25/2006
Class A2
Avg. Life (yrs)	3.64	2.21	1.56
Window (mos)	36-53	23-31	16-22
Expected Final Mat.	5/25/2009	7/25/2007	10/25/2006
Class A3
Avg. Life (yrs)	1.74	1.09	0.78
Window (mos)	1-53	1-31	1-22
Expected Final Mat.	5/25/2009	7/25/2007	10/25/2006
Class A4
Avg. Life (yrs)	7.48	4.70	2.98
Window (mos)	53-119	31-77	22-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009
Class M1
Avg. Life (yrs)	6.44	4.50	4.22
Window (mos)	37-119	41-77	47-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009
Class M2
Avg. Life (yrs)	6.44	4.44	3.94
Window (mos)	37-119	40-77	44-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009
Class M3
Avg. Life (yrs)	6.44	4.41	3.80
Window (mos)	37-119	39-77	42-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009
Class M4
Avg. Life (yrs)	6.44	4.40	3.75
Window (mos)	37-119	39-77	41-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009
Class M5
Avg. Life (yrs)	6.44	4.39	3.70
Window (mos)	37-119	38-77	40-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M6
Avg. Life (yrs)	6.44	4.37	3.65
Window (mos)	37-119	38-77	39-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009

Class M7
Avg. Life (yrs)	6.44	4.37	3.60
Window (mos)	37-119	38-77	39-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009

Class M8
Avg. Life (yrs)	6.38	4.30	3.52
Window (mos)	37-119	37-77	38-55
Expected Final Mat.	11/25/2014	5/25/2011	7/25/2009

Class M9
Avg. Life (yrs)	5.61	3.80	3.20
Window (mos)	37-107	37-69	37-49
Expected Final Mat.	11/25/2013	9/25/2010	1/25/2009

Class B
Avg. Life (yrs)	3.84	3.07	3.07
Window (mos)	37-57	37-37	37-37
Expected Final Mat.	9/25/2009	1/25/2008	1/25/2008

Sensitivity Analysis – To Maturity
% PPA (1)	50%	75%	100%	125%	150%
Class A1
Avg. Life (yrs)	2.00	1.32	0.96	0.75	0.60
Window (mos)	1-54	1-35	1-26	1-20	1-16
Expected Final Mat.	6/25/2009	11/25/2007	2/25/2007	8/25/2006	4/25/2006
Class A2
Avg. Life (yrs)	5.45	3.59	2.48	1.92	1.53
Window (mos)	54-79	35-52	26-34	20-27	16-21
Expected Final Mat.	7/25/2011	4/25/2009	10/25/2007	3/25/2007	9/25/2006
Class A3
Avg. Life (yrs)	2.57	1.69	1.22	0.94	0.76
Window (mos)	1-78	1-52	1-34	1-26	1-21
Expected Final Mat.	6/25/2011	4/25/2009	10/25/2007	2/25/2007	9/25/2006
Class A4
Avg. Life (yrs)	12.17	8.33	6.11	4.54	3.35
Window (mos)	78-322	52-252	34-192	26-151	21-122
Expected Final Mat.	10/25/2031	12/25/2025	12/25/2020	7/25/2017	2/25/2015
Class M1
Avg. Life (yrs)	10.25	6.95	5.31	4.61	4.54
Window (mos)	54-271	37-196	40-147	43-114	47-92
Expected Final Mat.	7/25/2027	4/25/2021	3/25/2017	6/25/2014	8/25/2012
Class M2
Avg. Life (yrs)	10.19	6.90	5.24	4.46	4.20
Window (mos)	54-258	37-184	39-137	41-107	44-86
Expected Final Mat.	6/25/2026	4/25/2020	5/25/2016	11/25/2013	2/25/2012
Class M3
Avg. Life (yrs)	10.13	6.85	5.19	4.37	4.03
Window (mos)	54-243	37-172	38-128	40-99	42-80
Expected Final Mat.	3/25/2025	4/25/2019	8/25/2015	3/25/2013	8/25/2011
Class M4
Avg. Life (yrs)	10.08	6.81	5.14	4.32	3.95
Window (mos)	54-234	37-164	38-122	40-95	42-76
Expected Final Mat.	6/25/2024	8/25/2018	2/25/2015	11/25/2012	4/25/2011
Class M5
Avg. Life (yrs)	10.02	6.76	5.10	4.26	3.87
Window (mos)	54-227	37-159	38-117	39-91	40-73
Expected Final Mat.	11/25/2023	3/25/2018	9/25/2014	7/25/2012	1/25/2011

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M6
Avg. Life (yrs)	9.91	6.68	5.04	4.20	3.78
Window (mos)	54-216	37-150	38-111	38-86	40-69
Expected Final Mat.	12/25/2022	6/25/2017	3/25/2014	2/25/2012	9/25/2010

Class M7
Avg. Life (yrs)	9.74	6.55	4.92	4.09	3.67
Window (mos)	54-202	37-139	37-103	38-80	39-64
Expected Final Mat.	10/25/2021	7/25/2016	7/25/2013	8/25/2011	4/25/2010

Class M8
Avg. Life (yrs)	9.42	6.31	4.74	3.94	3.51
Window (mos)	54-183	37-125	37-92	37-71	38-57
Expected Final Mat.	3/25/2020	5/25/2015	8/25/2012	11/25/2010	9/25/2009

Class M9
Avg. Life (yrs)	8.30	5.53	4.16	3.47	3.19
Window (mos)	54-156	37-105	37-77	37-60	37-48
Expected Final Mat.	12/25/2017	9/25/2013	5/25/2011	12/25/2009	12/25/2008

Class B
Avg. Life (yrs)	5.72	3.77	3.11	3.07	3.07
Window (mos)	54-85	37-56	37-41	37-37	37-37
Expected Final Mat.	1/25/2012	8/25/2009	5/25/2008	1/25/2008	1/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.34	0.86	0.61
Window (mos)	1-36	1-23	1-16
Expected Final Mat.	12/25/2007	11/25/2006	4/25/2006

Class A2
Avg. Life (yrs)	3.64	2.21	1.56
Window (mos)	36-53	23-31	16-22
Expected Final Mat.	5/25/2009	7/25/2007	10/25/2006

Class A3
Avg. Life (yrs)	1.74	1.09	0.78
Window (mos)	1-53	1-31	1-22
Expected Final Mat.	5/25/2009	7/25/2007	10/25/2006

Class A4
Avg. Life (yrs)	8.45	5.35	3.43
Window (mos)	53-254	31-171	22-122
Expected Final Mat.	2/25/2026	3/25/2019	2/25/2015

Class M1
Avg. Life (yrs)	7.05	4.91	4.50
Window (mos)	37-198	41-130	47-92
Expected Final Mat.	6/25/2021	10/25/2015	8/25/2012

Class M2
Avg. Life (yrs)	7.00	4.82	4.20
Window (mos)	37-186	40-122	44-86
Expected Final Mat.	6/25/2020	2/25/2015	2/25/2012

Class M3
Avg. Life (yrs)	6.95	4.75	4.03
Window (mos)	37-174	39-113	42-80
Expected Final Mat.	6/25/2019	5/25/2014	8/25/2011

Class M4
Avg. Life (yrs)	6.91	4.71	3.96
Window (mos)	37-166	39-108	41-76
Expected Final Mat.	10/25/2018	12/25/2013	4/25/2011

Class M5
Avg. Life (yrs)	6.86	4.66	3.88
Window (mos)	37-160	38-104	40-74
Expected Final Mat.	4/25/2018	8/25/2013	2/25/2011

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M6
Avg. Life (yrs)	6.78	4.59	3.80
Window (mos)	37-152	38-98	39-70
Expected Final Mat.	8/25/2017	2/25/2013	10/25/2010

Class M7
Avg. Life (yrs)	6.65	4.50	3.69
Window (mos)	37-141	38-91	39-64
Expected Final Mat.	9/25/2016	7/25/2012	4/25/2010

Class M8
Avg. Life (yrs)	6.41	4.32	3.53
Window (mos)	37-127	37-82	38-58
Expected Final Mat.	7/25/2015	10/25/2011	10/25/2009

Class M9
Avg. Life (yrs)	5.61	3.80	3.20
Window (mos)	37-107	37-69	37-49
Expected Final Mat.	11/25/2013	9/25/2010	1/25/2009

Class B
Avg. Life (yrs)	3.84	3.07	3.07
Window (mos)	37-57	37-37	37-37
Expected Final Mat.	9/25/2009	1/25/2008	1/25/2008

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Funds Cap (%)	Group 2 Funds Cap (%)	Subordinate Funds Cap (%)	Period	Group 1 Funds Cap (%)	Group 2 Funds Cap (%)	Subordinate Funds Cap (%)
1	6.30496	6.67413	6.37970	31	14.58510	15.05903	14.68105
2	23.38374	23.75273	23.45844	32	13.90709	14.34659	13.99607
3	25.85032	26.25864	25.93299	33	13.73602	14.17491	13.82488
4	23.31370	23.68232	23.38833	34	14.07405	14.51758	14.16385
5	24.05474	24.43546	24.13182	35	14.40328	14.89423	14.50267
6	23.24395	23.61220	23.31851	36	14.75789	15.26539	14.86064
7	23.98281	24.36314	24.05981	37	14.08819	14.57955	14.18767
8	23.17446	23.54235	23.24894	38	13.98101	14.46558	14.07912
9	23.13982	23.50752	23.21427	39	14.82635	15.34415	14.93120
10	23.87542	24.25518	23.95230	40	13.76375	14.24536	13.86128
11	23.03241	23.38981	23.10477	41	14.88823	15.43416	14.99881
12	23.76453	24.13365	23.83926	42	14.30287	14.83147	14.40996
13	22.96352	23.32054	23.03580	43	14.67348	15.22001	14.78420
14	22.92915	23.28598	23.00139	44	14.10622	14.62893	14.21213
15	25.34785	25.74270	25.42779	45	14.00843	14.53104	14.11433
16	22.86057	23.21702	22.93273	46	14.37928	14.91653	14.48815
17	23.58722	23.95536	23.66175	47	14.29885	14.79162	14.39872
18	22.79215	23.14822	22.86424	48	14.68015	15.18971	14.78343
19	23.51660	23.88434	23.59105	49	14.11634	14.60987	14.21638
20	22.72607	23.07958	22.79764	50	14.03427	14.52207	14.13317
21	22.69199	23.04531	22.76352	51	15.44286	15.98293	15.55237
22	23.41630	23.77812	23.48955	52	13.86704	14.35225	13.96543
23	24.27297	24.72266	24.36401	53	14.45664	15.05740	14.57848
24	24.64329	25.10801	24.73737	54	13.90937	14.49112	14.02738
25	17.40795	17.85773	17.49901	55	14.29127	14.89278	14.41330
26	16.23451	16.68355	16.32542	56	13.75880	14.33539	13.87581
27	17.03009	17.52729	17.13075	57	13.68615	14.26011	13.80264
28	14.74315	15.19152	14.83392	58	14.07556	14.65934	14.19407
29	15.38055	15.88031	15.48173	59	13.66852	14.23908	13.78437
30	14.50510	14.98875	14.60302	60	14.05101	14.64101	14.17084

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	3.72%	31	3.57%
2	3.66%	32	3.40%
3	3.80%	33	3.37%
4	3.29%	34	3.49%
5	3.27%	35	3.71%
6	3.04%	36	3.83%
7	3.07%	37	3.61%
8	2.87%	38	3.62%
9	2.78%	39	3.92%
10	2.85%	40	3.61%
11	2.61%	41	3.97%
12	2.66%	42	3.79%
13	2.47%	43	3.92%
14	2.45%	44	3.74%
15	2.78%	45	3.71%
16	2.35%	46	3.84%
17	2.44%	47	3.80%
18	2.28%	48	3.93%
19	2.39%	49	3.74%
20	2.23%	50	3.71%
21	2.20%	51	4.17%
22	2.31%	52	3.65%
23	3.53%	53	3.92%
24	3.63%	54	3.73%
25	3.35%	55	3.87%
26	3.36%	56	3.69%
27	3.78%	57	3.67%
28	3.33%	58	3.83%
29	3.72%	59	3.76%
30	3.55%	60	3.91%

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, and one-year CMT.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR, and one-year CMT curves. Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	20.64	16.70
M2	17.07	14.70
M3	15.34	13.64
M4	14.32	12.98
M5	13.03	12.11
M6	11.77	11.22
M7	10.57	10.33
M8	9.51	9.50
M9	8.33	8.54
B	7.97	8.24

SAIL 2004-11 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	7,262	$1,267,557,238.03	65.66%	7.610%	100.00%	598	79.45%	59.69%	29.39%
2/13 ARM (Libor)	19	1,321,286.54	0.07	8.277	100.00	574	71.55	86.62	25.07
2/11 ARM (Libor)	1	156,154.79	0.01	7.000	100.00	584	80.00	0.00	0.00
2/18 ARM (Libor)	1	188,774.29	0.01	6.500	100.00	620	80.00	100.00	0.00
3/27 ARM (Libor)	1,404	255,367,021.46	13.23	7.338	100.00	609	81.47	57.23	36.64
5/25 ARM (Libor)	59	13,620,799.35	0.71	6.866	100.00	640	75.71	61.47	23.96
15/15 ARM (Libor)	2	509,154.68	0.03	7.009	100.00	664	68.12	89.29	0.00
5/1 ARM (CMT)	21	3,004,064.33	0.16	6.719	100.00	660	74.56	72.68	15.59
Balloon	170	10,903,244.48	0.56	9.682	0.00	672	97.64	81.47	0.00
Fixed Rate	2,738	377,770,221.46	19.57	7.574	0.00	626	76.89	66.06	26.22
Subtotal (Non-IO):	11,677	$1,930,397,959.41	100.00%	7.572%	79.87%	606	79.28%	60.79%	29.49%

Interest-Only Loans:
2/28 ARM (Libor)	965	$269,551,152.05	73.01%	6.796%	100.00%	660	84.25%	55.68%	16.07%
3/27 ARM (Libor)	282	73,079,217.11	19.79	6.647	100.00	663	83.98	46.86	16.82
5/25 ARM (Libor)	10	3,220,766.62	0.87	6.635	100.00	632	83.13	48.85	30.04
5/1 ARM (CMT)	31	8,010,029.95	2.17	6.840	100.00	668	80.50	79.67	28.00
Fixed Rate	56	15,320,012.56	4.15	7.129	0.00	670	78.23	62.77	15.62
Subtotal (IO Loans):	1,344	$369,181,178.29	100.00%	6.780%	95.85%	661	83.86%	54.69%	16.58%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	724	$27,773,127.97	1.21%	9.486%	45.88%	609	82.83%	73.92%	8.42%
50,000.01 - 100,000.00	3,277	246,799,353.59	10.73	8.389	69.76	603	79.19	75.43	26.65
100,000.01 - 150,000.00	2,801	349,405,427.76	15.19	7.751	79.08	605	79.10	71.40	28.40
150,000.01 - 200,000.00	2,065	361,092,906.93	15.70	7.410	81.41	607	78.42	63.37	27.71
200,000.01 - 250,000.00	1,345	302,246,013.52	13.14	7.308	87.21	610	79.62	57.53	27.20
250,000.01 - 300,000.00	980	268,955,851.15	11.70	7.231	85.49	614	80.62	53.65	27.35
300,000.01 - 350,000.00	657	213,179,199.94	9.27	7.152	85.98	624	81.63	51.60	29.51
350,000.01 - 400,000.00	464	173,854,423.10	7.56	7.093	88.96	625	81.40	47.76	24.21
400,000.01 - 450,000.00	282	119,736,642.25	5.21	7.014	85.86	635	83.36	46.41	31.71
450,000.01 - 500,000.00	200	95,646,925.96	4.16	6.991	87.40	636	82.42	47.84	30.58
500,000.01 - 550,000.00	72	37,981,384.53	1.65	6.993	88.81	644	83.01	51.69	37.48
550,000.01 - 600,000.00	59	34,197,293.44	1.49	7.007	86.45	630	80.68	55.91	25.12
600,000.01 - 650,000.00	34	21,519,906.03	0.94	6.862	82.43	622	81.09	41.37	29.49
650,000.01 >=	61	47,190,681.53	2.05	6.978	88.01	617	71.40	64.18	12.28
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	12,449	$2,268,381,346.90	98.64%	7.411%	83.57%	614	79.74%	59.64%	27.79%
2nd Lien	572	31,197,790.80	1.36	9.924	0.00	653	99.83	72.25	0.00
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	7,336	$1,331,248,848.81	57.89%	7.406%	79.58%	599	76.89%	61.49%	25.23%
Purchase	4,672	788,126,716.59	34.27	7.449	87.35	646	85.35	55.40	30.90
Rate/Term Refinance	912	158,706,649.53	6.90	7.733	81.99	591	79.68	66.52	29.82
Debt Consolidation	93	20,471,331.08	0.89	7.491	81.39	588	80.22	68.85	16.13
Home Improvement	5	532,851.95	0.02	7.124	88.86	612	75.55	63.68	11.91
Construction Permanent	3	492,739.74	0.02	9.795	100.00	566	86.20	54.39	54.39
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,824	$2,124,889,465.35	92.40%	7.409%	82.21%	612	80.03%	60.49%	26.92%
Investment	1,061	150,892,340.88	6.56	7.968	85.87	646	79.68	52.27	32.49
Second Home	136	23,797,331.47	1.03	7.320	80.22	639	80.35	46.96	38.81
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	391	$30,422,087.33	1.32%	8.482%	4.86%	628	79.41%	76.72%	10.66%
181 - 240	467	30,550,119.34	1.33	9.170	0.62	633	90.86	66.87	7.72
241 - 360	12,163	2,238,606,931.03	97.35	7.407	84.60	614	79.87	59.49	27.91
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

	Collateral Characteristics – Aggregate (continued)
	Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	391	$30,422,087.33	1.32%	8.482%	4.86%	628	79.41%	76.72%	10.66%
181 - 240	467	30,550,119.34	1.33	9.170	0.62	633	90.86	66.87	7.72
241 - 360	12,163	2,238,606,931.03	97.35	7.407	84.60	614	79.87	59.49	27.91
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,179	$812,995,913.52	35.35%	7.044%	86.41%	619	78.86%	56.08%	20.86%
NY	729	176,344,730.33	7.67	7.381	67.59	615	77.14	44.64	25.32
FL	945	133,418,031.41	5.80	7.694	79.38	609	80.70	56.97	30.25
IL	692	115,428,485.62	5.02	7.733	93.98	616	83.70	63.80	44.69
NJ	436	91,045,028.17	3.96	7.669	83.79	603	77.66	48.95	31.49
MA	345	81,751,784.43	3.56	7.232	77.71	628	75.51	53.55	27.54
TX	743	78,720,098.99	3.42	8.125	70.74	608	80.61	61.95	21.86
NV	296	63,786,427.70	2.77	7.192	86.53	622	80.61	59.15	21.59
MD	304	55,698,531.46	2.42	7.737	88.23	592	77.98	68.82	23.97
MN	328	54,491,457.56	2.37	7.397	94.45	627	84.55	54.37	32.25
Other	5,024	635,898,648.51	27.65	7.786	79.92	610	82.04	70.51	33.19
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,111	$169,624,870.97	7.48%	7.358%	70.40%	586	49.74%	57.18%	0.00%
60.01 - 70.00%	1,396	257,782,245.81	11.36	7.385	75.06	585	66.56	54.93	0.00
70.01 – 80.00%	5,128	927,728,485.45	40.90	7.326	85.09	611	78.52	55.69	0.00
80.01 – 85.00%
With MI:	949	164,843,148.32	7.27	7.422	82.25	613	84.51	78.86	100.00
Without MI:	486	98,940,819.70	4.36	7.763	90.32	581	84.58	42.99	0.00
85.01 – 90.00%
With MI:	1,514	283,840,230.84	12.51	7.390	84.65	632	89.69	68.64	100.00
Without MI:	387	84,948,859.82	3.74	7.556	94.32	611	89.62	47.09	0.00
90.01 – 95.00%
With MI:	865	155,997,181.78	6.88	7.564	86.11	645	94.73	82.02	100.00
Without MI:	138	29,594,667.67	1.30	7.531	91.52	646	94.51	42.68	0.00
95.01 – 100.00%
With MI:	140	25,698,962.88	1.13	7.802	72.90	709	99.89	23.70	100.00
Without MI:	335	69,381,873.66	3.06	7.612	97.64	682	99.86	62.92	0.00
Subtotal (First Lien):	12,449	$2,268,381,346.90	100.00%	7.411%	83.57%	614	79.74%	59.64%	27.79%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0.30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.63	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	559	30,564,415.85	97.97	9.927	0.00	653	99.98	72.76	0.00
Subtotal (Second Lien):	572	$31,197,790.80	100.00%	9.924%	0.00%	653	99.83%	72.25%	0.00%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	2,252	$383,540,591.30	16.91%	7.446%	77.82%	621	74.19%	66.71%	55.77%
60.01 - 70.00%	3,722	674,056,049.30	29.72	7.412	80.58	610	79.90	65.52	61.76
70.01 – 80.00%	5,129	927,918,485.45	40.91	7.325	85.10	611	78.52	55.68	0.02
80.01 – 85.00%	486	98,940,819.70	4.36	7.763	90.32	581	84.58	42.99	0.00
85.01 – 90.00%	387	84,948,859.82	3.74	7.556	94.32	611	89.62	47.09	0.00
90.01 – 95.00%	138	29,594,667.67	1.30	7.531	91.52	646	94.51	42.68	0.00
95.01 – 100.00%	335	69,381,873.66	3.06	7.612	97.64	682	99.86	62.92	0.00
Subtotal (First Lien):	12,449	$2,268,381,346.90	100.00%	7.411%	83.57%	614	79.74%	59.64%	27.79%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0.30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.63	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	559	30,564,415.85	97.97	9.927	0.00	653	99.98	72.76	0.00
Subtotal (Second Lien):	572	$31,197,790.80	100.00%	9.924%	0.00%	653	99.83%	72.25%	0.00%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,097	$166,813,643.74	7.35%	7.358%	70.56%	586	49.70%	57.24%	0.00%
60.01 - 70.00%	1,361	250,566,005.56	11.05	7.386	74.86	584	66.44	55.39	0.00
70.01 – 80.00%	3,371	609,938,557.41	26.89	7.571	81.85	588	77.72	53.64	0.00
80.01 – 85.00%
With MI:	876	153,827,010.45	6.78	7.404	81.98	611	84.51	79.57	100.00
Without MI:	471	97,307,435.29	4.29	7.748	89.80	582	84.21	43.69	0.00
85.01 – 90.00%
With MI:	1,433	273,514,361.71	12.06	7.359	84.38	633	89.66	68.11	100.00
Without MI:	468	102,707,067.23	4.53	7.512	94.03	618	87.23	44.32	0.00
90.01 – 95.00%
With MI:	932	165,508,680.16	7.30	7.581	86.41	643	94.26	81.44	100.00
Without MI:	279	57,061,205.49	2.52	7.348	86.59	649	87.37	38.52	0.00
95.01 – 100.00%
With MI:	227	37,529,471.50	1.65	7.858	77.31	688	96.20	41.05	100.00
Without MI:	1,934	353,607,908.36	15.59	6.981	92.98	659	83.89	62.95	0.00
Subtotal (First Lien):	12,449	$2,268,381,346.90	100.00%	7.411%	83.57%	614	79.74%	59.64%	27.79%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0..30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.63	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	559	30,564,415.85	97.97	9.927	0.00	653	99.98	72.76	0.00
Subtotal (Second Lien):	572	$31,197,790.80	100.00%	9.924%	0.00%	653	99.83%	72.25%	0.00%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	60	$6,209,274.75	0.27%	8.749%	92.10%	0	67.47%	66.07%	0.00%
500 - 520	886	142,622,929.12	6.20	8.544	93.76	511	73.56	68.36	0.58
521 - 540	1,034	172,407,264.92	7.50	8.266	92.51	531	73.91	67.93	14.86
541 - 560	1,156	196,477,037.38	8.54	7.887	87.58	551	75.64	65.87	21.53
561 - 580	1,339	218,689,739.10	9.51	7.669	83.09	571	76.95	65.71	27.99
581 - 600	1,410	233,499,654.88	10.15	7.532	82.40	591	79.74	71.35	28.05
601 - 620	1,700	290,257,343.67	12.62	7.270	79.67	611	80.16	67.76	20.55
621 - 640	1,645	289,428,131.71	12.59	7.078	77.26	630	80.82	59.55	35.64
641 - 660	1,234	230,641,998.25	10.03	7.046	80.85	650	82.21	52.93	34.68
661 - 680	921	182,076,346.74	7.92	7.098	78.48	670	84.38	48.90	35.10
681 - 700	632	122,919,181.49	5.35	7.082	78.00	690	85.65	40.35	37.45
701 - 720	388	81,942,167.20	3.56	6.965	80.74	710	86.84	41.40	38.43
721 - 740	279	59,525,673.49	2.59	6.929	78.91	731	85.64	37.79	37.46
741 - 760	174	36,689,709.03	1.60	7.011	77.87	750	86.56	40.73	38.85
761 - 780	103	22,265,358.35	0.97	6.922	80.17	770	86.26	40.62	37.85
781 >=	60	13,927,327.62	0.61	6.819	77.50	790	86.98	49.49	41.20
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	9,885	$1,664,894,529.40	72.40%	7.471%	81.93%	609	79.71%	61.37%	26.48%
2-4 Family	1,110	251,259,619.36	10.93	7.381	82.87	637	79.47	47.33	32.29
PUD	1,125	233,830,001.15	10.17	7.356	84.86	618	81.79	62.85	27.32
Condo	805	139,598,468.50	6.07	7.364	86.12	627	81.84	56.21	30.52
Manufactured Housing	94	9,561,653.67	0.42	7.952	43.60	638	75.83	95.41	19.45
Condotel	2	434,865.62	0.02	6.447	100.00	620	82.93	58.64	0.00
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$362,746,505.81	$53,679,111.03	$1,112,945,798.83	$7,261,981.42	$474,992.99	$0.00	$1,537,108,390.08
Fixed Rate	73,225,840.73	60,535,904.64	12,243,193.71	246,747,628.86	0.00	337,666.08	393,090,234.02
3/27 ARM (Libor)	159,200,438.27	3,339,983.24	3,378,136.21	162,343,880.47	183,800.38	0.00	328,446,238.57
5/25 ARM (Libor)	2,501,789.37	519,365.98	477,709.29	13,109,534.10	0.00	233,167.23	16,841,565.97
5/1 ARM (CMT)	671,591.94	0.00	477,026.74	9,865,475.60	0.00	0.00	11,014,094.28
Balloon	2,197,896.15	229,292.45	7,310,019.49	1,166,036.39	0.00	0.00	10,903,244.48
2/13 ARM (Libor)	368,714.74	0.00	952,571.80	0.00	0.00	0.00	1,321,286.54
15/15 ARM (Libor)	509,154.68	0.00	0.00	0.00	0.00	0.00	509,154.68
2/18 ARM (Libor)	0.00	0.00	188,774.29	0.00	0.00	0.00	188,774.29
2/11 ARM (Libor)	0.00	0.00	156,154.79	0.00	0.00	0.00	156,154.79
Total:	$601,421,931.69	$118,303,657.34	$1,138,129,385.15	$440,494,536.84	$658,793.37	$570,833.31	$2,299,579,137.70
Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	23.60%	3.49%	72.41%	0.47%	0.03%	0.00%	66.84%
Fixed Rate	18.63	15.40	3.11	62.77	0.00	0.09	17.09
3/27 ARM (Libor)	48.47	1.02	1.03	49.43	0.06	0.00	14.28
5/25 ARM (Libor)	14.85	3.08	2.84	77.84	0.00	1.38	0.73
5/1 ARM (CMT)	6.10	0.00	4.33	89.57	0.00	0.00	0.48
Balloon	20.16	2.10	67.04	10.69	0.00	0.00	0.47
2/13 ARM (Libor)	27.91	0.00	72.09	0.00	0.00	0.00	0.06
15/15 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
2/11 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	26.15%	5.14%	49.49%	19.16%	0.03%	0.02%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. Amt. Prepaid > 20% Orig. Bal.	7,302	$1,383,755,527.60	60.17%	7.242%	80.44%	617	80.02%	60.14%	25.31%
None	3,543	601,421,931.69	26.15	7.753	87.46	612	80.20	55.08	30.73
3 Mo. Int. of UPB	306	71,633,975.42	3.12	7.220	76.61	629	75.16	54.82	26.89
1% Amount Prepaid	632	66,545,442.94	2.89	8.157	86.37	602	83.01	77.88	37.45
2% of UPB	272	35,495,899.71	1.54	7.693	75.81	604	78.35	66.93	25.45
Other	966	140,726,360.34	6.12	7.840	83.31	606	80.54	69.05	29.96
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%
Documentation Type
Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)		Full Doc (%)	% MI
Full	8,555	$1,375,449,235.22	59.81%	7.425%	80.51%	605	80.66%	100.00%	33.36%
Stated	3,854	788,217,699.23	34.28	7.525	86.16	628	79.09	0.00	19.02
Limited	486	107,878,606.82	4.69	7.076	79.37	626	79.45	0.00	14.63
No Documentation	121	26,170,803.71	1.14	7.616	82.48	647	75.98	0.00	21.54
No Ratio	5	1,862,792.72	0.08	6.850	100.00	715	85.22	0.00	8.89
Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
<= 0.00	2	$173,092.14	0.01%	8.375%	100.00%	556	42.97%	100.00%	0.00%
0.01 - 5.00	7	1,324,961.04	0.10	7.454	87.37	619	85.18	100.00	32.05
5.01 - 10.00	24	2,749,202.77	0.20	7.971	66.36	594	76.16	100.00	28.69
10.01 - 15.00	90	10,454,215.42	0.76	7.729	82.20	589	78.14	100.00	25.46
15.01 - 20.00	250	27,633,108.26	2.01	7.677	76.99	596	78.27	100.00	26.63
20.01 - 25.00	477	61,525,489.34	4.47	7.586	78.28	598	77.03	100.00	28.99
25.01 - 30.00	771	106,361,144.44	7.73	7.470	76.75	604	77.88	100.00	32.92
30.01 - 35.00	1,138	170,111,286.97	12.37	7.458	81.52	609	80.26	100.00	36.03
35.01 - 40.00	1,341	210,313,119.92	15.29	7.430	80.33	611	81.15	100.00	34.32
40.01 - 45.00	1,825	302,938,219.93	22.02	7.442	81.75	609	82.46	100.00	37.43
45.01 - 50.00	1,993	360,173,328.63	26.19	7.347	82.29	603	81.86	100.00	36.99
50.01 - 55.00	600	114,258,407.05	8.31	7.334	77.71	596	78.11	100.00	12.85
55.01 - 60.00	37	7,433,659.31	0.54	7.506	56.14	578	66.84	100.00	0.00
Subtotal (Full Doc):	8,555	$1,375,449,235.22	100.00%	7.425%	80.51%	605	80.66%	100.00%	33.36%

Non-Full Doc Loans:
<= 0.00	77	$18,462,029.92	2.00%	7.187%	86.04%	664	75.26%	0.00%	22.57%
0.01 - 5.00	10	1,500,877.22	0.16	6.727	96.77	631	71.29	0.00	0.00
5.01 - 10.00	22	3,431,872.65	0.37	7.515	89.64	621	76.49	0.00	13.22
10.01 - 15.00	61	7,611,361.41	0.82	7.743	69.23	650	77.12	0.00	24.20
15.01 - 20.00	111	16,042,011.67	1.74	7.607	77.08	633	73.51	0.00	17.20
20.01 - 25.00	201	31,491,908.90	3.41	7.572	84.38	630	76.84	0.00	17.73
25.01 - 30.00	341	52,555,288.26	5.69	7.523	83.21	636	78.26	0.00	16.94
30.01 - 35.00	599	113,394,399.55	12.27	7.468	82.17	624	77.80	0.00	17.62
35.01 - 40.00	867	179,195,425.50	19.39	7.502	89.12	628	79.15	0.00	18.28
40.01 - 45.00	1,072	242,264,972.25	26.22	7.407	85.74	633	80.53	0.00	19.61
45.01 - 50.00	905	207,097,401.76	22.41	7.495	85.90	627	80.58	0.00	20.11
50.01 - 55.00	189	48,561,076.52	5.25	7.554	82.73	597	74.54	0.00	11.21
55.01 - 60.00	8	2,073,017.38	0.22	7.580	55.92	600	67.35	0.00	23.09
60.01 - 65.00	3	448,259.49	0.05	6.904	0.00	598	77.30	0.00	0.00
Subtotal (Non-Full Doc):	4,466	$924,129,902.48	100.00%	7.474%	85.29%	628	79.05%	0.00%	18.56%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	107	$26,312,400.18	1.39%	5.315%	100.00%	675	76.45%	78.39%	10.27%
5.501 - 6.000	471	123,258,153.04	6.50	5.852	100.00	653	77.47	69.36	20.45
6.001 - 6.500	982	236,978,303.15	12.50	6.328	100.00	640	78.79	65.14	26.42
6.501 - 7.000	1,784	400,991,887.31	21.15	6.813	100.00	627	80.39	56.90	26.98
7.001 - 7.500	1,612	334,826,035.57	17.66	7.295	100.00	615	81.95	53.12	30.43
7.501 - 8.000	1,811	333,437,327.20	17.59	7.800	100.00	602	82.50	53.24	31.95
8.001 - 8.500	1,092	170,183,103.63	8.98	8.294	100.00	584	82.33	57.81	34.53
8.501 - 9.000	1,001	137,644,703.87	7.26	8.790	100.00	570	80.84	57.04	27.59
9.001 - 9.500	520	62,454,225.71	3.29	9.285	100.00	560	79.29	61.85	21.45
9.501 - 10.000	377	41,766,794.37	2.20	9.777	100.00	546	75.52	69.63	19.55
10.001 - 10.500	125	12,328,207.32	0.65	10.285	100.00	548	77.98	70.15	18.34
10.501 - 11.000	94	8,694,849.75	0.46	10.765	100.00	546	71.30	63.78	10.55
11.001 >=	81	6,709,668.10	0.35	11.620	100.00	534	65.95	68.27	4.41
Subtotal (ARM Loans):	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%

Fixed Rate Loans:
5.501 - 6.000	61	$14,704,493.19	3.64%	5.967%	0.00%	676	71.72%	79.43%	19.13%
6.001 - 6.500	258	60,487,584.92	14.97	6.343	0.00	647	71.27	74.51	20.46
6.501 - 7.000	484	96,755,816.62	23.95	6.821	0.00	635	73.90	62.65	23.70
7.001 - 7.500	363	58,706,001.51	14.53	7.302	0.00	627	74.59	62.52	25.30
7.501 - 8.000	422	59,799,844.97	14.80	7.791	0.00	622	78.99	63.17	35.63
8.001 - 8.500	231	29,494,662.54	7.30	8.303	0.00	622	80.14	60.42	34.96
8.501 - 9.000	248	24,984,052.08	6.18	8.791	0.00	611	82.36	71.49	26.18
9.001 - 9.500	211	17,933,292.18	4.44	9.282	0.00	616	86.71	66.79	27.65
9.501 - 10.000	310	20,698,949.35	5.12	9.829	0.00	614	90.11	64.85	16.68
10.001 - 10.500	231	12,663,326.98	3.13	10.327	0.00	606	93.21	72.77	5.55
10.501 - 11.000	113	5,891,362.53	1.46	10.781	0.00	590	91.53	76.65	16.67
11.001 >=	32	1,874,091.63	0.46	11.502	0.00	557	70.40	73.65	12.34
Subtotal (Fixed Rate):	2,964	$403,993,478.50	100.00%	7.614%	0.00%	629	77.50%	66.35%	25.11%

Total:	13,021	$2,299,579,137.70	100.00%	7.445%	82.43%	614	80.01%	59.81%	27.41%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	10	$2,451,634.41	0.13%	5.741%	100.00%	661	79.16%	81.63%	18.36%
3.001 - 3.500	53	12,322,251.43	0.65	5.874	100.00	660	73.59	80.26	4.28
3.501 - 4.000	172	39,342,658.38	2.08	5.978	100.00	658	76.13	67.95	11.84
4.001 - 4.500	390	81,902,169.63	4.32	6.444	100.00	642	75.23	67.11	15.82
4.501 - 5.000	813	161,866,292.91	8.54	6.747	100.00	626	78.25	57.95	27.90
5.001 - 5.500	1,273	246,517,065.45	13.00	7.022	100.00	615	81.22	67.06	37.23
5.501 - 6.000	1,919	388,479,000.75	20.49	7.175	100.00	612	80.29	60.98	28.28
6.001 - 6.500	2,289	438,572,035.67	23.14	7.444	100.00	608	82.49	60.56	31.48
6.501 - 7.000	2,021	378,350,564.59	19.96	7.908	100.00	609	81.77	41.87	24.41
7.001 - 7.500	394	56,117,281.16	2.96	8.656	100.00	579	79.80	61.70	25.41
7.501 - 8.000	380	52,031,717.55	2.74	9.240	100.00	562	76.72	63.34	21.15
8.001 - 8.500	135	16,225,801.58	0.86	9.209	100.00	564	79.09	72.53	23.44
8.501 - 9.000	103	12,410,725.79	0.65	9.566	100.00	559	79.36	66.77	16.34
9.001 - 9.500	47	3,931,213.83	0.21	9.941	100.00	559	79.70	63.05	23.47
9.501 - 10.000	37	3,211,576.33	0.17	10.521	100.00	547	74.30	61.58	23.27
10.001 >=	21	1,853,669.74	0.10	10.743	100.00	551	75.59	93.59	17.44
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	36	$6,197,677.67	0.33%	7.442%	100.00%	588	81.46%	46.62%	6.72%
2.000	3,762	801,857,718.60	42.30	7.150	100.00	614	81.81	56.76	30.75
3.000	6,246	1,083,538,693.15	57.16	7.602	100.00	609	79.60	59.81	25.91
4.000	1	84,349.98	0.00	8.275	100.00	556	80.00	0.00	0.00
5.000	8	2,826,436.04	0.15	6.779	100.00	635	83.19	24.31	25.93
6.000	4	1,080,783.76	0.06	6.662	100.00	646	83.87	56.07	41.64
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	9,817	$1,840,973,037.65	97.12%	7.423%	100.00%	611	80.70%	58.74%	28.30%
1.500	97	20,442,964.58	1.08	7.303	100.00	583	76.64	59.54	12.08
2.000	142	34,012,751.57	1.79	6.713	100.00	639	74.67	40.02	15.99
3.000	1	156,905.40	0.01	9.040	100.00	563	85.00	100.00	0.00
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%
Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$218,690.12	0.01%	6.900%	100.00%	550	86.27%	100.00%	100.00%
10.501 - 11.000	15	4,722,440.46	0.25	4.992	100.00	675	78.33	88.21	0.00
11.001 - 11.500	59	13,394,212.10	0.71	5.433	100.00	672	76.85	76.79	7.08
11.501 - 12.000	259	67,756,050.58	3.57	5.841	100.00	661	77.49	64.78	11.98
12.001 - 12.500	503	118,094,969.66	6.23	6.268	100.00	648	77.26	61.84	20.62
12.501 - 13.000	1,147	254,801,656.39	13.44	6.608	100.00	637	78.74	59.48	25.93
13.001 - 13.500	1,374	299,255,144.18	15.79	6.888	100.00	626	80.35	60.22	30.61
13.501 - 14.000	1,904	384,704,985.08	20.29	7.284	100.00	610	81.23	56.80	29.29
14.001 - 14.500	1,491	271,424,698.63	14.32	7.698	100.00	601	82.74	55.83	32.13
14.501 - 15.000	1,498	249,934,988.79	13.19	8.187	100.00	590	82.77	55.05	32.35
15.001 - 15.500	734	107,173,264.05	5.65	8.712	100.00	572	81.48	57.12	29.46
15.501 - 16.000	576	75,494,945.39	3.98	9.266	100.00	561	79.06	58.74	23.88
16.001 - 16.500	241	26,960,646.44	1.42	9.671	100.00	556	79.22	62.15	20.26
16.501 - 17.000	145	13,158,374.72	0.69	10.379	100.00	546	74.19	61.88	11.73
17.001 - 17.500	46	3,938,478.16	0.21	10.931	100.00	541	72.82	69.81	5.81
17.501 - 18.000	35	2,699,390.72	0.14	11.537	100.00	532	64.80	64.38	0.00
18.001 - 18.500	22	1,514,847.97	0.08	12.049	100.00	533	59.66	82.79	0.00
18.501 - 19.000	6	307,897.12	0.02	11.872	100.00	535	67.43	70.65	0.00
19.001 - 19.500	1	29,978.64	0.00	12.175	100.00	517	24.59	0.00	0.00
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	192	$49,293,653.09	2.60%	6.019%	100.00%	650	74.93%	50.60%	9.50%
5.501 - 6.000	456	116,164,072.84	6.13	5.881	100.00	653	77.63	70.76	21.01
6.001 - 6.500	970	231,049,375.57	12.19	6.334	100.00	640	79.34	67.03	27.77
6.501 - 7.000	1,784	402,134,438.89	21.21	6.806	100.00	628	80.36	57.13	27.09
7.001 - 7.500	1,598	330,733,210.35	17.45	7.296	100.00	615	82.10	53.55	30.34
7.501 - 8.000	1,780	328,537,500.16	17.33	7.798	100.00	601	82.45	53.38	31.99
8.001 - 8.500	1,081	168,286,929.47	8.88	8.293	100.00	583	82.23	58.01	34.82
8.501 - 9.000	998	137,724,825.19	7.27	8.786	100.00	570	80.86	57.43	27.37
9.001 - 9.500	521	62,553,345.30	3.30	9.280	100.00	560	79.31	62.23	21.85
9.501 - 10.000	376	41,359,221.35	2.18	9.773	100.00	546	75.50	69.81	19.59
10.001 - 10.500	128	12,461,500.55	0.66	10.271	100.00	546	77.80	69.52	16.88
10.501 - 11.000	90	8,469,483.88	0.45	10.761	100.00	547	71.07	62.81	10.02
11.001 - 11.500	42	3,379,727.07	0.18	11.202	100.00	539	71.92	71.14	8.80
11.501 - 12.000	27	2,247,640.24	0.12	11.825	100.00	529	63.37	61.90	0.00
12.001 - 12.500	13	1,140,359.76	0.06	12.325	100.00	527	54.63	78.37	0.00
12.501 - 13.000	1	50,375.49	0.00	12.750	100.00	522	80.00	0.00	0.00
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%
Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	20	$3,362,023.42	0.18%	8.063%	100.00%	608	84.91%	79.09%	38.25%
13 - 24	8,234	1,536,671,258.75	81.07	7.466	100.00	609	80.28	58.96	27.02
25 - 36	1,680	327,187,562.10	17.26	7.185	100.00	621	82.01	54.96	32.24
37 >=	123	28,364,814.93	1.50	6.820	100.00	649	77.64	66.86	24.48
Total:	10,057	$1,895,585,659.20	100.00%	7.409%	100.00%	611	80.55%	58.42%	27.90%

SAIL 2004-11 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,473	$966,396,815.58	64.54%	7.585%	100.00%	594	80.06%	78.30%	32.08%
2/13 ARM (Libor)	17	1,208,222.26	0.08	8.276	100.00	573	71.10	94.73	27.41
2/11 ARM (Libor)	1	156,154.79	0.01	7.000	100.00	584	80.00	0.00	0.00
2/18 ARM (Libor)	1	188,774.29	0.01	6.500	100.00	620	80.00	100.00	0.00
3/27 ARM (Libor)	1,059	192,773,930.73	12.87	7.287	100.00	607	82.41	75.81	40.14
5/25 ARM (Libor)	47	11,183,217.53	0.75	6.930	100.00	636	76.93	74.87	25.80
15/15 ARM (Libor)	1	454,612.07	0.03	6.800	100.00	656	65.00	100.00	0.00
5/1 ARM (CMT)	20	2,931,160.65	0.20	6.685	100.00	659	74.46	74.49	15.97
Balloon	154	10,156,148.61	0.68	9.661	0.00	668	97.64	87.46	0.00
Fixed Rate	2,301	311,859,523.04	20.83	7.571	0.00	623	77.66	80.02	27.27
Subtotal (Non-IOs):	9,074	$1,497,308,559.55	100.00%	7.552%	78.49%	603	79.93%	78.38%	31.80%

Interest-Only Loans:
2/28 ARM (Libor)	852	$244,907,350.47	72.74%	6.748%	100.00%	656	83.71%	61.28%	17.46%
3/27 ARM (Libor)	252	66,926,845.13	19.88	6.579	100.00	660	83.48	51.16	18.37
5/25 ARM (Libor)	10	3,220,766.62	0.96	6.635	100.00	632	83.13	48.85	30.04
5/1 ARM (CMT)	28	7,304,065.95	2.17	6.820	100.00	667	80.55	87.37	30.71
Fixed Rate	52	14,347,847.56	4.26	7.096	0.00	668	78.19	67.03	15.31
Subtotal (IO Loans):	1,194	$336,706,875.73	100.00%	6.730%	95.74%	657	83.36%	59.96%	17.96%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	617	$23,399,219.87	1.28%	9.508%	41.84%	608	84.24%	87.73%	7.76%
50,000.01 - 100,000.00	2,737	205,540,795.34	11.21	8.397	68.12	600	79.92	90.57	28.18
100,000.01 - 150,000.00	2,216	275,432,734.62	15.02	7.748	78.02	601	79.85	90.57	30.32
150,000.01 - 200,000.00	1,485	259,187,452.13	14.13	7.370	80.07	602	79.34	88.29	31.97
200,000.01 - 250,000.00	915	204,981,355.62	11.18	7.195	86.84	607	80.31	84.83	31.25
250,000.01 - 300,000.00	625	171,526,405.07	9.35	7.124	84.44	610	81.18	84.13	31.16
300,000.01 - 350,000.00	501	163,820,215.79	8.93	7.080	84.82	620	81.62	67.14	29.70
350,000.01 - 400,000.00	464	173,854,423.10	9.48	7.093	88.96	625	81.40	47.76	24.21
400,000.01 - 450,000.00	282	119,736,642.25	6.53	7.014	85.86	635	83.36	46.41	31.71
450,000.01 - 500,000.00	200	95,646,925.96	5.22	6.991	87.40	636	82.42	47.84	30.58
500,000.01 - 550,000.00	72	37,981,384.53	2.07	6.993	88.81	644	83.01	51.69	37.48
550,000.01 - 600,000.00	59	34,197,293.44	1.86	7.007	86.45	630	80.68	55.91	25.12
600,000.01 - 650,000.00	34	21,519,906.03	1.17	6.862	82.43	622	81.09	41.37	29.49
650,000.01 >=	61	47,190,681.53	2.57	6.978	88.01	617	71.40	64.18	12.28
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	9,714	$1,803,649,547.83	98.34%	7.358%	83.03%	612	80.24%	75.01%	29.75%
2nd Lien	554	30,365,887.45	1.66	9.917	0.00	651	99.83	74.23	0.00
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,727	$1,054,170,991.98	57.48%	7.358%	78.56%	598	77.74%	77.65%	28.22%
Purchase	3,664	622,100,737.16	33.92	7.401	86.87	643	85.46	70.18	30.77
Rate/Term Refinance	792	138,345,193.84	7.54	7.710	81.76	590	80.03	76.31	31.80
Debt Consolidation	77	18,372,920.61	1.00	7.486	81.64	588	80.64	76.72	17.97
Home Improvement	5	532,851.95	0.03	7.124	88.86	612	75.55	63.68	11.91
Construction Permanent	3	492,739.74	0.03	9.795	100.00	566	86.20	54.39	54.39
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	9,498	$1,716,942,179.12	93.62%	7.376%	81.44%	611	80.57%	74.87%	28.75%
Investment	681	99,404,540.40	5.42	7.848	85.25	645	80.33	79.34	35.39
Second Home	89	17,668,715.76	0.96	7.290	82.42	634	80.89	63.25	44.09
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	343	$26,299,303.32	1.43%	8.503%	5.19%	626	80.27%	88.74%	11.31%
181 - 240	467	30,550,119.34	1.67	9.170	0.62	633	90.86	66.87	7.72
241 - 360	9,458	1,777,166,012.62	96.90	7.354	84.18	612	80.39	74.93	29.89
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	343	$26,299,303.32	1.43%	8.503%	5.19%	626	80.27%	88.74%	11.31%
181 - 240	467	30,550,119.34	1.67	9.170	0.62	633	90.86	66.87	7.72
241 - 360	9,458	1,777,166,012.62	96.90	7.354	84.18	612	80.39	74.93	29.89
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,551	$680,804,466.75	37.12%	7.004%	86.09%	619	79.38%	66.97%	22.11%
NY	486	124,561,660.02	6.79	7.341	64.95	617	78.39	63.20	29.44
FL	713	100,484,849.58	5.48	7.653	76.81	607	81.43	75.64	34.03
IL	547	91,538,704.57	4.99	7.707	93.21	611	84.57	80.45	48.57
MA	242	59,756,164.13	3.26	7.136	74.45	630	76.95	73.26	30.70
NJ	277	59,243,857.09	3.23	7.652	83.18	597	78.22	75.23	36.53
TX	556	59,205,429.96	3.23	8.058	71.40	603	80.57	82.37	21.73
NV	235	52,179,842.68	2.85	7.118	85.43	621	80.70	72.31	22.68
MD	237	44,790,428.24	2.44	7.682	87.55	589	78.58	85.58	27.23
MI	413	44,242,211.29	2.41	8.072	86.61	595	82.98	92.11	39.03
Other	4,011	517,207,820.97	28.20	7.707	79.27	609	82.40	84.53	34.14
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	793	$122,241,130.59	6.78%	7.364%	69.46%	583	50.09%	79.34%	0.00%
60.01 - 70.00%	1,031	193,330,681.38	10.72	7.355	72.65	585	66.59	73.24	0.00
70.01 – 80.00%	3,923	724,537,643.31	40.17	7.226	84.44	612	78.50	71.30	0.00
80.01 – 85.00%
With MI:	839	148,122,316.04	8.21	7.409	82.08	607	84.49	87.77	100.00
Without MI:	357	75,944,456.56	4.21	7.713	89.92	578	84.59	56.01	0.00
85.01 – 90.00%
With MI:	1,238	235,379,817.22	13.05	7.354	85.20	625	89.65	82.77	100.00
Without MI:	309	70,691,497.68	3.92	7.542	94.08	609	89.61	56.59	0.00
90.01 – 95.00%
With MI:	779	139,465,434.86	7.73	7.565	85.98	639	94.72	91.74	100.00
Without MI:	97	21,761,178.03	1.21	7.520	89.36	630	94.46	58.04	0.00
95.01 – 100.00%
With MI:	65	13,582,134.59	0.75	7.760	53.57	708	99.88	44.85	100.00
Without MI:	283	58,593,257.57	3.25	7.551	97.20	677	99.84	74.51	0.00
Subtotal (First Lien):	9,714	$1,803,649,547.83	100.00%	7.358%	83.03%	612	80.24%	75.01%	29.75%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0.30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.67	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	541	29,732,512.50	97.91	9.920	0.00	652	99.98	74.79	0.00
Subtotal (Second Lien):	554	$30,365,887.45	100.00%	9.917%	0.00%	651	99.83%	74.23%	0.00%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,758	$305,007,888.08	16.91%	7.438%	77.50%	618	75.91%	83.88%	59.92%
60.01 - 70.00%	2,986	546,923,626.60	30.32	7.389	80.10	606	80.47	80.75	64.65
70.01 – 80.00%	3,924	724,727,643.31	40.18	7.226	84.44	612	78.51	71.29	0.03
80.01 – 85.00%	357	75,944,456.56	4.21	7.713	89.92	578	84.59	56.01	0.00
85.01 – 90.00%	309	70,691,497.68	3.92	7.542	94.08	609	89.61	56.59	0.00
90.01 – 95.00%	97	21,761,178.03	1.21	7.520	89.36	630	94.46	58.04	0.00
95.01 – 100.00%	283	58,593,257.57	3.25	7.551	97.20	677	99.84	74.51	0.00
Subtotal (First Lien):	9,714	$1,803,649,547.83	100.00%	7.358%	83.03%	612	80.24%	75.01%	29.75%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0.30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.67	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	541	29,732,512.50	97.91	9.920	0.00	652	99.98	74.79	0.00
Subtotal (Second Lien):	554	$30,365,887.45	100.00%	9.917%	0.00%	651	99.83%	74.23%	0.00%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

•

Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	782	$119,845,214.13	6.64%	7.361%	69.57%	583	50.03%	79.67%	0.00%
60.01 - 70.00%	1,005	187,239,890.20	10.38	7.359	72.31	583	66.47	74.12	0.00
70.01 – 80.00%	2,450	456,429,879.83	25.31	7.483	80.27	588	77.60	71.68	0.00
80.01 – 85.00%
With MI:	775	138,380,922.42	7.67	7.391	81.80	605	84.49	88.46	100.00
Without MI:	347	75,085,142.30	4.16	7.698	89.58	579	84.19	56.62	0.00
85.01 – 90.00%
With MI:	1,169	226,788,350.12	12.57	7.320	84.98	626	89.62	82.14	100.00
Without MI:	369	84,880,860.99	4.71	7.487	93.89	615	87.26	53.62	0.00
90.01 – 95.00%
With MI:	834	147,268,023.86	8.17	7.581	86.20	637	94.27	91.52	100.00
Without MI:	180	38,948,455.12	2.16	7.289	82.89	641	87.84	56.43	0.00
95.01 – 100.00%
With MI:	143	24,112,406.31	1.34	7.863	68.22	677	94.73	63.88	100.00
Without MI:	1,660	304,670,402.55	16.89	6.924	93.20	656	83.80	73.06	0.00
Subtotal (First Lien):	9,714	$1,803,649,547.83	100.00%	7.358%	83.03%	612	80.24%	75.01%	29.75%

Second Lien Loans:
70.01 – 80.00%	1	$32,759.51	0.11%	10.250%	0.00%	640	70.15%	0.00%	0.00%
85.01 – 90.00%	2	92,497.08	0.30	8.721	0.00	689	87.41	0.00	0.00
90.01 – 95.00%	10	508,118.36	1.67	9.947	0.00	627	94.98	59.76	0.00
95.01 – 100.00%	541	29,732,512.50	97.91	9.920	0.00	652	99.98	74.79	0.00
Subtotal (Second Lien):	554	$30,365,887.45	100.00%	9.917%	0.00%	651	99.83%	74.23%	0.00%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	48	$4,891,552.63	0.27%	8.728%	91.19%	0	70.49%	83.87%	0.00%
500 - 520	728	115,298,139.94	6.29	8.534	93.25	510	74.19	84.56	0.72
521 - 540	838	139,513,851.81	7.61	8.236	91.70	531	74.64	83.95	18.36
541 - 560	917	155,824,150.15	8.50	7.846	87.38	551	76.36	83.05	27.15
561 - 580	1,060	172,702,379.63	9.42	7.653	81.00	571	78.11	83.21	35.44
581 - 600	1,190	196,893,631.99	10.74	7.508	82.39	591	80.83	84.62	33.27
601 - 620	1,423	244,084,748.44	13.31	7.224	79.16	611	80.96	80.57	23.86
621 - 640	1,346	241,531,085.03	13.17	7.021	76.28	630	81.27	71.35	34.75
641 - 660	949	182,002,651.18	9.92	6.982	80.37	650	83.16	67.07	33.96
661 - 680	673	137,396,687.25	7.49	7.037	76.98	670	84.74	64.80	35.74
681 - 700	408	82,903,813.46	4.52	6.960	75.42	690	85.41	59.83	34.79
701 - 720	270	62,205,407.96	3.39	6.871	80.38	711	86.77	54.53	38.69
721 - 740	190	43,591,021.72	2.38	6.826	78.35	731	85.46	51.60	34.59
741 - 760	105	26,036,574.52	1.42	6.845	80.17	750	87.26	57.40	36.89
761 - 780	74	17,153,188.39	0.94	6.799	77.64	770	85.05	52.73	36.03
781 >=	49	11,986,551.18	0.65	6.787	76.08	790	86.49	57.50	35.10
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	7,881	$1,338,208,354.64	72.97%	7.436%	81.17%	608	80.25%	76.35%	28.32%
PUD	920	196,566,347.80	10.72	7.275	84.55	617	81.92	74.77	28.89
2-4 Family	776	183,846,225.33	10.02	7.313	82.07	636	80.36	64.68	34.41
Condo	595	105,397,988.22	5.75	7.289	85.13	626	82.73	74.44	33.88
Manufactured Housing	94	9,561,653.67	0.52	7.952	43.60	638	75.83	95.41	19.45
Condotel	2	434,865.62	0.02	6.447	100.00	620	82.93	58.64	0.00
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$272,767,296.17	$43,379,303.99	$887,956,364.90	$6,726,208.00	$474,992.99	$0.00	$1,211,304,166.05
Fixed Rate	60,693,324.06	45,561,959.45	10,513,484.51	209,100,936.50	0.00	337,666.08	326,207,370.60
3/27 ARM (Libor)	119,794,198.74	2,660,297.38	2,089,618.90	134,972,860.46	183,800.38	0.00	259,700,775.86
5/25 ARM (Libor)	2,230,787.41	519,365.98	365,654.56	11,055,008.97	0.00	233,167.23	14,403,984.15
5/1 ARM (CMT)	598,688.26	0.00	477,026.74	9,159,511.60	0.00	0.00	10,235,226.60
Balloon	1,825,143.93	229,292.45	7,022,753.58	1,078,958.65	0.00	0.00	10,156,148.61
2/13 ARM (Libor)	319,219.48	0.00	889,002.78	0.00	0.00	0.00	1,208,222.26
15/15 ARM (Libor)	454,612.07	0.00	0.00	0.00	0.00	0.00	454,612.07
2/18 ARM (Libor)	0.00	0.00	188,774.29	0.00	0.00	0.00	188,774.29
2/11 ARM (Libor)	0.00	0.00	156,154.79	0.00	0.00	0.00	156,154.79
Total:	$458,683,270.12	$92,350,219.25	$909,658,835.05	$372,093,484.18	$658,793.37	$570,833.31	$1,834,015,435.28
Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	22.52%	3.58%	73.31%	0.56%	0.04%	0.00%	66.05%
Fixed Rate	18.61	13.97	3.22	64.10	0.00	0.10	17.79
3/27 ARM (Libor)	46.13	1.02	0.80	51.97	0.07	0.00	14.16
5/25 ARM (Libor)	15.49	3.61	2.54	76.75	0.00	1.62	0.79
5/1 ARM (CMT)	5.85	0.00	4.66	89.49	0.00	0.00	0.56
Balloon	17.97	2.26	69.15	10.62	0.00	0.00	0.55
2/13 ARM (Libor)	26.42	0.00	73.58	0.00	0.00	0.00	0.07
15/15 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
2/11 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	25.01%	5.04%	49.60%	20.29%	0.04%	0.03%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. Amt. Prepaid > 20% Orig. Bal.	5,788	$1,123,081,449.37	61.24%	7.188%	79.94%	615	80.41%	74.09%	26.67%
None	2,703	458,683,270.12	25.01	7.733	86.37	609	80.98	72.23	33.70
1% Amount Prepaid	523	54,880,026.50	2.99	8.171	86.61	594	82.95	94.43	38.35
3 Mo. Int. of UPB	208	50,890,893.77	2.77	7.114	72.88	631	77.01	77.16	31.11
2% of UPB	205	25,452,529.62	1.39	7.762	74.71	603	80.60	93.34	31.12
Other	841	121,027,265.90	6.60	7.811	82.68	604	80.78	80.29	31.13
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%
Documentation Type
Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	8,555	$1,375,449,235.22	75.00%	7.425%	80.51%	605	80.66%	100.00%	33.36%
Stated	1,101	322,653,996.81	17.59	7.390	87.14	638	80.88	0.00	17.38
Limited	486	107,878,606.82	5.88	7.076	79.37	626	79.45	0.00	14.63
No Documentation	121	26,170,803.71	1.43	7.616	82.48	647	75.98	0.00	21.54
No Ratio	5	1,862,792.72	0.10	6.850	100.00	715	85.22	0.00	8.89
Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
<= 0.00	2	$173,092.14	0.01%	8.375%	100.00%	556	42.97%	100.00%	0.00%
0.01 - 5.00	7	1,324,961.04	0.10	7.454	87.37	619	85.18	100.00	32.05
5.01 - 10.00	24	2,749,202.77	0.20	7.971	66.36	594	76.16	100.00	28.69
10.01 - 15.00	90	10,454,215.42	0.76	7.729	82.20	589	78.14	100.00	25.46
15.01 - 20.00	250	27,633,108.26	2.01	7.677	76.99	596	78.27	100.00	26.63
20.01 - 25.00	477	61,525,489.34	4.47	7.586	78.28	598	77.03	100.00	28.99
25.01 - 30.00	771	106,361,144.44	7.73	7.470	76.75	604	77.88	100.00	32.92
30.01 - 35.00	1,138	170,111,286.97	12.37	7.458	81.52	609	80.26	100.00	36.03
35.01 - 40.00	1,341	210,313,119.92	15.29	7.430	80.33	611	81.15	100.00	34.32
40.01 - 45.00	1,825	302,938,219.93	22.02	7.442	81.75	609	82.46	100.00	37.43
45.01 - 50.00	1,993	360,173,328.63	26.19	7.347	82.29	603	81.86	100.00	36.99
50.01 - 55.00	600	114,258,407.05	8.31	7.334	77.71	596	78.11	100.00	12.85
55.01 - 60.00	37	7,433,659.31	0.54	7.506	56.14	578	66.84	100.00	0.00
Subtotal (Full Doc):	8,555	$1,375,449,235.22	100.00%	7.425%	80.51%	605	80.66%	100.00%	33.36%

Non-Full Doc Loans:
<= 0.00	76	$18,245,218.59	3.98%	7.193%	87.07%	664	75.28%	0.00%	22.84%
0.01 - 5.00	7	1,256,320.16	0.27	6.618	96.14	630	72.04	0.00	0.00
5.01 - 10.00	10	2,124,834.56	0.46	7.137	86.28	628	76.80	0.00	0.00
10.01 - 15.00	17	3,005,175.24	0.66	7.344	71.15	651	79.99	0.00	22.23
15.01 - 20.00	28	5,702,837.91	1.24	7.300	76.68	644	71.43	0.00	14.05
20.01 - 25.00	51	10,942,804.06	2.39	7.379	83.68	639	77.06	0.00	6.22
25.01 - 30.00	76	17,767,152.66	3.87	7.190	82.77	639	79.51	0.00	8.16
30.01 - 35.00	192	48,981,079.71	10.68	7.289	83.51	635	80.05	0.00	18.02
35.01 - 40.00	282	77,470,843.20	16.89	7.312	89.56	638	80.47	0.00	17.24
40.01 - 45.00	464	130,754,991.47	28.51	7.256	85.02	640	81.51	0.00	18.54
45.01 - 50.00	409	110,544,597.06	24.11	7.457	85.26	634	82.09	0.00	18.39
50.01 - 55.00	90	29,249,068.57	6.38	7.442	82.36	596	75.98	0.00	9.17
55.01 - 60.00	8	2,073,017.38	0.45	7.580	55.92	600	67.35	0.00	23.09
60.01 - 65.00	3	448,259.49	0.10	6.904	0.00	598	77.30	0.00	0.00
Subtotal (Non-Full Doc):	1,713	$458,566,200.06	100.00%	7.327%	85.10%	636	80.28%	0.00%	16.94%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	102	$25,570,712.53	1.71%	5.311%	100.00%	673	76.74%	80.66%	10.57%
5.501 - 6.000	410	110,902,640.99	7.41	5.847	100.00	652	78.34	77.08	21.40
6.001 - 6.500	832	205,393,183.99	13.71	6.330	100.00	637	79.36	75.16	28.43
6.501 - 7.000	1,426	331,770,058.09	22.15	6.815	100.00	625	81.16	68.78	28.85
7.001 - 7.500	1,184	252,437,051.15	16.86	7.295	100.00	612	82.41	70.45	31.47
7.501 - 8.000	1,316	244,482,289.09	16.32	7.799	100.00	596	83.17	72.61	35.16
8.001 - 8.500	800	124,476,236.84	8.31	8.290	100.00	577	83.25	79.03	38.35
8.501 - 9.000	739	99,053,189.20	6.61	8.789	100.00	567	81.96	79.27	33.51
9.001 - 9.500	390	45,568,479.04	3.04	9.287	100.00	555	79.37	84.77	26.35
9.501 - 10.000	298	32,952,771.74	2.20	9.778	100.00	546	75.56	88.25	22.49
10.001 - 10.500	102	10,518,171.89	0.70	10.291	100.00	546	78.11	82.23	18.82
10.501 - 11.000	84	7,958,783.21	0.53	10.768	100.00	545	70.89	69.67	10.09
11.001 >=	78	6,568,348.31	0.44	11.619	100.00	533	66.05	69.74	3.42
Subtotal (ARM Loans):	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%

Fixed Rate Loans:
5.501 - 6.000	53	$13,338,163.53	3.97%	5.965%	0.00%	679	73.29%	87.56%	21.09%
6.001 - 6.500	227	53,572,687.59	15.93	6.342	0.00	643	71.53	84.13	20.69
6.501 - 7.000	388	79,184,066.17	23.54	6.816	0.00	631	74.77	76.55	24.64
7.001 - 7.500	301	48,232,165.79	14.34	7.297	0.00	624	75.51	76.10	27.93
7.501 - 8.000	337	46,550,108.24	13.84	7.787	0.00	618	79.51	81.15	36.48
8.001 - 8.500	186	23,295,544.01	6.93	8.299	0.00	619	80.64	76.49	36.01
8.501 - 9.000	207	20,120,686.52	5.98	8.797	0.00	612	83.46	88.77	29.71
9.001 - 9.500	187	15,165,325.45	4.51	9.282	0.00	617	87.68	78.98	27.59
9.501 - 10.000	273	18,112,224.97	5.38	9.832	0.00	614	91.17	74.11	16.86
10.001 - 10.500	216	11,769,732.08	3.50	10.331	0.00	606	94.10	78.29	5.44
10.501 - 11.000	104	5,385,763.72	1.60	10.780	0.00	591	92.38	83.85	16.85
11.001 >=	28	1,637,051.14	0.49	11.517	0.00	560	70.31	84.31	14.12
Subtotal (Fixed Rate):	2,507	$336,363,519.21	100.00%	7.614%	0.00%	627	78.28%	79.69%	25.94%

Total:	10,268	$1,834,015,435.28	100.00%	7.401%	81.66%	613	80.56%	75.00%	29.26%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	9	$2,196,434.41	0.15%	5.724%	100.00%	655	79.06%	91.11%	20.49%
3.001 - 3.500	52	12,112,443.13	0.81	5.865	100.00	661	73.75	81.65	4.35
3.501 - 4.000	144	34,378,497.24	2.30	5.958	100.00	656	77.07	77.76	12.32
4.001 - 4.500	316	67,849,960.92	4.53	6.433	100.00	639	75.73	81.01	18.66
4.501 - 5.000	645	130,979,159.28	8.75	6.712	100.00	622	78.96	71.61	29.82
5.001 - 5.500	1,002	197,741,050.08	13.20	6.942	100.00	613	81.80	83.60	40.16
5.501 - 6.000	1,476	311,696,776.40	20.81	7.110	100.00	613	81.23	76.00	31.00
6.001 - 6.500	1,781	350,433,013.80	23.40	7.391	100.00	607	83.10	75.79	33.05
6.501 - 7.000	1,340	262,083,386.33	17.50	7.874	100.00	603	82.09	60.44	26.28
7.001 - 7.500	326	45,778,968.84	3.06	8.571	100.00	582	80.61	75.64	29.42
7.501 - 8.000	327	44,769,238.37	2.99	9.199	100.00	566	76.94	73.62	23.18
8.001 - 8.500	135	16,225,801.58	1.08	9.209	100.00	564	79.09	72.53	23.44
8.501 - 9.000	103	12,410,725.79	0.83	9.566	100.00	559	79.36	66.77	16.34
9.001 - 9.500	47	3,931,213.83	0.26	9.941	100.00	559	79.70	63.05	23.47
9.501 - 10.000	37	3,211,576.33	0.21	10.521	100.00	547	74.30	61.58	23.27
10.001 >=	21	1,853,669.74	0.12	10.743	100.00	551	75.59	93.59	17.44
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	29	$5,237,430.64	0.35%	7.331%	100.00%	589	81.26%	55.17%	7.95%
2.000	2,780	623,692,408.13	41.64	7.069	100.00	611	82.25	72.98	33.52
3.000	4,939	864,730,507.52	57.74	7.560	100.00	608	80.21	74.94	27.60
4.000	1	84,349.98	0.01	8.275	100.00	556	80.00	0.00	0.00
5.000	8	2,826,436.04	0.19	6.779	100.00	635	83.19	24.31	25.93
6.000	4	1,080,783.76	0.07	6.662	100.00	646	83.87	56.07	41.64
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	7,546	$1,447,068,252.69	96.62%	7.369%	100.00%	609	81.26%	74.73%	30.50%
1.500	79	17,602,090.97	1.18	7.215	100.00	586	77.45	69.15	14.02
2.000	135	32,824,667.01	2.19	6.699	100.00	639	74.63	41.47	16.57
3.000	1	156,905.40	0.01	9.040	100.00	563	85.00	100.00	0.00
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%
Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$218,690.12	0.01%	6.900%	100.00%	550	86.27%	100.00%	100.00%
10.501 - 11.000	15	4,722,440.46	0.32	4.992	100.00	675	78.33	88.21	0.00
11.001 - 11.500	57	13,137,978.98	0.88	5.433	100.00	671	77.10	78.28	7.22
11.501 - 12.000	236	63,091,144.21	4.21	5.840	100.00	660	78.18	69.57	12.36
12.001 - 12.500	430	102,533,002.95	6.85	6.258	100.00	647	77.68	71.22	21.99
12.501 - 13.000	916	211,958,713.15	14.15	6.599	100.00	635	79.36	71.50	27.39
13.001 - 13.500	1,083	243,388,362.68	16.25	6.861	100.00	624	81.02	74.04	32.67
13.501 - 14.000	1,465	301,903,748.86	20.16	7.256	100.00	606	82.17	72.38	31.37
14.001 - 14.500	1,089	200,392,811.45	13.38	7.702	100.00	596	83.42	75.62	34.06
14.501 - 15.000	1,099	183,243,652.11	12.24	8.189	100.00	585	83.52	75.08	37.78
15.001 - 15.500	545	78,549,055.52	5.24	8.717	100.00	565	81.91	77.93	33.64
15.501 - 16.000	429	55,399,689.99	3.70	9.303	100.00	558	79.48	80.05	28.35
16.001 - 16.500	177	19,896,934.65	1.33	9.735	100.00	544	78.06	84.22	22.18
16.501 - 17.000	119	11,182,738.94	0.75	10.438	100.00	543	73.55	72.82	11.94
17.001 - 17.500	40	3,647,966.35	0.24	10.960	100.00	537	72.29	75.37	4.31
17.501 - 18.000	33	2,602,228.59	0.17	11.572	100.00	532	64.49	66.79	0.00
18.001 - 18.500	22	1,514,847.97	0.10	12.049	100.00	533	59.66	82.79	0.00
18.501 - 19.000	5	267,909.09	0.02	11.882	100.00	527	70.47	81.20	0.00
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	190	$49,037,419.97	3.27%	6.021%	100.00%	649	74.98%	50.86%	9.55%
5.501 - 6.000	401	104,735,783.36	6.99	5.875	100.00	652	78.49	78.48	21.90
6.001 - 6.500	828	201,520,724.36	13.46	6.339	100.00	638	79.98	76.85	29.85
6.501 - 7.000	1,407	328,987,552.89	21.97	6.814	100.00	625	81.20	69.83	29.16
7.001 - 7.500	1,171	248,660,968.64	16.60	7.296	100.00	612	82.62	71.22	31.46
7.501 - 8.000	1,285	239,582,462.05	16.00	7.797	100.00	595	83.12	73.20	35.27
8.001 - 8.500	789	122,580,062.68	8.18	8.290	100.00	577	83.13	79.64	38.79
8.501 - 9.000	737	99,272,479.54	6.63	8.783	100.00	567	81.99	79.67	33.16
9.001 - 9.500	391	45,667,598.63	3.05	9.280	100.00	555	79.39	85.24	26.88
9.501 - 10.000	297	32,545,198.72	2.17	9.773	100.00	547	75.54	88.72	22.58
10.001 - 10.500	105	10,651,465.12	0.71	10.274	100.00	544	77.89	81.33	17.11
10.501 - 11.000	80	7,733,417.34	0.52	10.765	100.00	545	70.63	68.79	9.49
11.001 - 11.500	41	3,308,373.95	0.22	11.197	100.00	537	71.64	72.67	6.84
11.501 - 12.000	26	2,207,652.21	0.15	11.826	100.00	528	63.67	63.02	0.00
12.001 - 12.500	12	1,110,381.12	0.07	12.329	100.00	527	55.44	80.48	0.00
12.501 - 13.000	1	50,375.49	0.00	12.750	100.00	522	80.00	0.00	0.00
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%
Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	18	$3,064,197.98	0.20%	8.032%	100.00%	603	85.39%	86.78%	41.97%
13 - 24	6,331	1,210,826,338.37	80.85	7.415	100.00	606	80.78	74.82	29.09
25 - 36	1,306	258,667,556.90	17.27	7.104	100.00	621	82.67	69.52	34.51
37 >=	106	25,093,822.82	1.68	6.829	100.00	648	78.27	75.58	26.16
Total:	7,761	$1,497,651,916.07	100.00%	7.353%	100.00%	610	81.07%	73.94%	30.00%

SAIL 2004-11 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Cut-off Date.
Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	1,789	$301,160,422.45	69.54%	7.687%	100.00%	610	77.49%	0.00%	20.75%
2/13 ARM (Libor)	2	113,064.28	0.03	8.288	100.00	578	76.37	0.00	0.00
3/27 ARM (Libor)	345	62,593,090.73	14.45	7.497	100.00	615	78.57	0.00	25.89
5/25 ARM (Libor)	12	2,437,581.82	0.56	6.572	100.00	655	70.08	0.00	15.50
15/15 ARM (Libor)	1	54,542.61	0.01	8.750	100.00	729	94.09	0.00	0.00
5/1 ARM (CMT)	1	72,903.68	0.02	8.100	100.00	698	78.49	0.00	0.00
Balloon	16	747,095.87	0.17	9.966	0.00	715	97.67	0.00	0.00
Fixed Rate	437	65,910,698.42	15.22	7.589	0.00	638	73.27	0.00	21.27
Subtotal (Non-IOs):	2,603	$433,089,399.86	100.00%	7.643%	84.61%	616	77.00%	0.00%	21.49%

Interest-Only Loans:
2/28 ARM (Libor)	113	$24,643,801.58	75.89%	7.269%	100.00%	697	89.65%	0.00%	2.21%
3/27 ARM (Libor)	30	6,152,371.98	18.95	7.382	100.00	696	89.42	0.00	0.00
5/1 ARM (CMT)	3	705,964.00	2.17	7.045	100.00	676	80.00	0.00	0.00
Fixed Rate	4	972,165.00	2.99	7.618	0.00	704	78.83	0.00	20.08
Subtotal (IO Loans):	150	$32,474,302.56	100.00%	7.296%	97.01%	696	89.07%	0.00%	2.28%

Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	107	$4,373,908.10	0.94%	9.366%	67.45%	614	75.25%	0.00%	11.98%
50,000.01 - 100,000.00	540	41,258,558.25	8.86	8.351	77.97	619	75.57	0.00	19.01
100,000.01 - 150,000.00	585	73,972,693.14	15.89	7.762	83.03	621	76.32	0.00	21.25
150,000.01 - 200,000.00	580	101,905,454.80	21.89	7.512	84.80	620	76.09	0.00	16.89
200,000.01 - 250,000.00	430	97,264,657.90	20.89	7.547	87.98	615	78.17	0.00	18.68
250,000.01 - 300,000.00	355	97,429,446.08	20.93	7.421	87.32	622	79.64	0.00	20.64
300,000.01 - 350,000.00	156	49,358,984.15	10.60	7.391	89.82	637	81.67	0.00	28.88
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	2,735	$464,731,799.07	99.82%	7.614%	85.63%	621	77.80%	0.00%	20.19%
2nd Lien	18	831,903.35	0.18	10.194	0.00	698	100.00	0.00	0.00
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	1,609	$277,077,856.83	59.51%	7.591%	83.47%	602	73.64%	0.00%	13.85%
Purchase	1,008	166,025,979.43	35.66	7.632	89.13	657	84.94	0.00	31.39
Rate/Term Refinance	120	20,361,455.69	4.37	7.890	83.54	595	77.27	0.00	16.34
Debt Consolidation	16	2,098,410.47	0.45	7.536	79.27	583	76.48	0.00	0.00
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	2,326	$407,947,286.23	87.62%	7.548%	85.45%	617	77.75%	0.00%	19.25%
Investment	380	51,487,800.48	11.06	8.201	87.07	649	78.42	0.00	26.89
Second Home	47	6,128,615.71	1.32	7.408	73.85	654	78.78	0.00	23.59
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	48	$4,122,784.01	0.89%	8.349%	2.74%	642	73.98%	0.00%	6.49%
241 - 360	2,705	461,440,918.41	99.11	7.612	86.21	621	77.88	0.00	20.28
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	48	$4,122,784.01	0.89%	8.349%	2.74%	642	73.98%	0.00%	6.49%
241 - 360	2,705	461,440,918.41	99.11	7.612	86.21	621	77.88	0.00	20.28
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	628	$132,191,446.77	28.39%	7.247%	88.02%	618	76.16%	0.00%	14.45%
NY	243	51,783,070.31	11.12	7.476	73.95	612	74.14	0.00	15.40
FL	232	32,933,181.83	7.07	7.818	87.20	614	78.46	0.00	18.73
NJ	159	31,801,171.08	6.83	7.701	84.94	614	76.63	0.00	22.09
IL	145	23,889,781.05	5.13	7.832	96.96	636	80.39	0.00	29.82
MA	103	21,995,620.30	4.72	7.494	86.57	624	71.60	0.00	18.97
TX	187	19,514,669.03	4.19	8.326	68.73	624	80.71	0.00	22.28
MN	90	16,076,392.65	3.45	7.584	100.00	644	86.52	0.00	33.56
CT	60	11,620,805.94	2.50	7.778	76.57	616	79.86	0.00	26.92
NV	61	11,606,585.02	2.49	7.528	91.48	628	80.18	0.00	16.68
Other	845	112,150,978.44	24.09	7.894	85.91	626	80.18	0.00	24.48
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	318	$47,383,740.38	10.20%	7.343%	72.80%	595	48.86%	0.00%	0.00%
60.01 - 70.00%	365	64,451,564.43	13.87	7.475	82.31	587	66.46	0.00	0.00
70.01 – 80.00%	1,205	203,190,842.14	43.72	7.679	87.43	608	78.58	0.00	0.00
80.01 – 85.00%
With MI:	110	16,720,832.28	3.60	7.537	83.71	666	84.74	0.00	100.00
Without MI:	129	22,996,363.14	4.95	7.929	91.64	592	84.54	0.00	0.00
85.01 – 90.00%
With MI:	276	48,460,413.62	10.43	7.565	82.01	667	89.85	0.00	100.00
Without MI:	78	14,257,362.14	3.07	7.629	95.52	619	89.69	0.00	0.00
90.01 – 95.00%
With MI:	86	16,531,746.92	3.56	7.547	87.23	694	94.83	0.00	100.00
Without MI:	41	7,833,489.64	1.69	7.561	97.52	692	94.67	0.00	0.00
95.01 – 100.00%
With MI:	75	12,116,828.29	2.61	7.849	94.56	711	99.90	0.00	100.00
Without MI:	52	10,788,616.09	2.32	7.944	100.00	705	99.99	0.00	0.00
Subtotal (First Lien):	2,735	$464,731,799.07	100.00%	7.614%	85.63%	621	77.80%	0.00%	20.19%

Second Lien Loans:
95.01 – 100.00%	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%
Subtotal (Second Lien):	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%

Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	494	$78,532,703.22	16.90%	7.479%	79.04%	636	67.52%	0.00%	39.66%
60.01 - 70.00%	736	127,132,422.70	27.36	7.511	82.66	626	77.44	0.00	49.30
70.01 – 80.00%	1,205	203,190,842.14	43.72	7.679	87.43	608	78.58	0.00	0.00
80.01 – 85.00%	129	22,996,363.14	4.95	7.929	91.64	592	84.54	0.00	0.00
85.01 – 90.00%	78	14,257,362.14	3.07	7.629	95.52	619	89.69	0.00	0.00
90.01 – 95.00%	41	7,833,489.64	1.69	7.561	97.52	692	94.67	0.00	0.00
95.01 – 100.00%	52	10,788,616.09	2.32	7.944	100.00	705	99.99	0.00	0.00
Subtotal (First Lien):	2,735	$464,731,799.07	100.00%	7.614%	85.63%	621	77.80%	0.00%	20.19%

Second Lien Loans:
95.01 – 100.00%	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%
Subtotal (Second Lien):	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%

Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	315	$46,968,429.61	10.11%	7.349%	73.06%	594	48.86%	0.00%	0.00%
60.01 - 70.00%	356	63,326,115.36	13.63	7.464	82.39	587	66.37	0.00	0.00
70.01 – 80.00%	921	153,508,677.58	33.03	7.830	86.55	589	78.10	0.00	0.00
80.01 – 85.00%
With MI:	101	15,446,088.03	3.32	7.520	83.63	664	84.72	0.00	100.00
Without MI:	124	22,222,292.99	4.78	7.919	90.54	592	84.24	0.00	0.00
85.01 – 90.00%
With MI:	264	46,726,011.59	10.05	7.551	81.45	668	89.83	0.00	100.00
Without MI:	99	17,826,206.24	3.84	7.627	94.70	632	87.10	0.00	0.00
90.01 – 95.00%
With MI:	98	18,240,656.30	3.92	7.580	88.14	690	94.13	0.00	100.00
Without MI:	99	18,112,750.37	3.90	7.476	94.55	665	86.36	0.00	0.00
95.01 – 100.00%
With MI:	84	13,417,065.19	2.89	7.848	93.63	708	98.85	0.00	100.00
Without MI:	274	48,937,505.81	10.53	7.332	91.62	676	84.42	0.00	0.00
Subtotal (First Lien):	2,735	$464,731,799.07	100.00%	7.614%	85.63%	621	77.80%	0.00%	20.19%

Second Lien Loans:
95.01 – 100.00%	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%
Subtotal (Second Lien):	18	$831,903.35	100.00%	10.194%	0.00%	698	100.00%	0.00%	0.00%

Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Not Available	12	$1,317,722.12	0.28%	8.828%	95.46%	0	56.28%	0.00%	0.00%
500 - 520	158	27,324,789.18	5.87	8.588	95.89	512	70.89	0.00	0.00
521 - 540	196	32,893,413.11	7.07	8.395	95.95	531	70.85	0.00	0.00
541 - 560	239	40,652,887.23	8.73	8.043	88.36	551	72.89	0.00	0.00
561 - 580	279	45,987,359.47	9.88	7.727	90.95	571	72.58	0.00	0.00
581 - 600	220	36,606,022.89	7.86	7.663	82.46	591	73.92	0.00	0.00
601 - 620	277	46,172,595.23	9.92	7.514	82.37	611	75.91	0.00	3.06
621 - 640	299	47,897,046.68	10.29	7.367	82.19	631	78.55	0.00	40.09
641 - 660	285	48,639,347.07	10.45	7.287	82.67	650	78.66	0.00	37.36
661 - 680	248	44,679,659.49	9.60	7.284	83.12	670	83.26	0.00	33.11
681 - 700	224	40,015,368.03	8.60	7.337	83.34	690	86.13	0.00	42.95
701 - 720	118	19,736,759.24	4.24	7.260	81.90	709	87.06	0.00	37.60
721 - 740	89	15,934,651.77	3.42	7.213	80.44	731	86.16	0.00	45.31
741 - 760	69	10,653,134.51	2.29	7.417	72.24	749	84.86	0.00	43.63
761 - 780	29	5,112,169.96	1.10	7.338	88.67	769	90.32	0.00	43.93
781 >=	11	1,940,776.44	0.42	7.019	86.25	791	89.97	0.00	78.83
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	2,004	$326,686,174.76	70.17%	7.613%	85.06%	616	77.49%	0.00%	18.98%
2-4 Family	334	67,413,394.03	14.48	7.566	85.07	642	77.05	0.00	26.49
PUD	205	37,263,653.35	8.00	7.784	86.49	620	81.14	0.00	18.99
Condo	210	34,200,480.28	7.35	7.597	89.15	631	79.11	0.00	20.15
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$89,979,209.64	$10,299,807.04	$224,989,433.93	$535,773.42	$0.00	$0.00	$325,804,224.03
3/27 ARM (Libor)	39,406,239.53	679,685.86	1,288,517.31	27,371,020.01	0.00	0.00	68,745,462.71
Fixed Rate	12,532,516.67	14,973,945.19	1,729,709.20	37,646,692.36	0.00	0.00	66,882,863.42
5/25 ARM (Libor)	271,001.96	0.00	112,054.73	2,054,525.13	0.00	0.00	2,437,581.82
5/1 ARM (CMT)	72,903.68	0.00	0.00	705,964.00	0.00	0.00	778,867.68
Balloon	372,752.22	0.00	287,265.91	87,077.74	0.00	0.00	747,095.87
2/13 ARM (Libor)	49,495.26	0.00	63,569.02	0.00	0.00	0.00	113,064.28
15/15 ARM (Libor)	54,542.61	0.00	0.00	0.00	0.00	0.00	54,542.61
Total:	$142,738,661.57	$25,953,438.09	$228,470,550.10	$68,401,052.66	$0.00	$0.00	$465,563,702.42
Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	0 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.62%	3.16%	69.06%	0.16%	0.00%	0.00%	69.98%
3/27 ARM (Libor)	57.32	0.99	1.87	39.82	0.00	0.00	14.77
Fixed Rate	18.74	22.39	2.59	56.29	0.00	0.00	14.37
5/25 ARM (Libor)	11.12	0.00	4.60	84.29	0.00	0.00	0.52
5/1 ARM (CMT)	9.36	0.00	0.00	90.64	0.00	0.00	0.17
Balloon	49.89	0.00	38.45	11.66	0.00	0.00	0.16
2/13 ARM (Libor)	43.78	0.00	56.22	0.00	0.00	0.00	0.02
15/15 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	30.66%	5.57%	49.07%	14.69%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mos. Int. Amt. Prepaid > 20% Orig. Bal.	1,514	$260,674,078.23	55.99%	7.473%	82.59%	623	78.34%	0.00%	19.44%
None	840	142,738,661.57	30.66	7.818	90.96	619	77.72	0.00	21.19
3 Mo. Int. of UPB	98	20,743,081.65	4.46	7.478	85.76	622	70.61	0.00	16.52
1% Amount Prepaid	109	11,665,416.44	2.51	8.093	85.24	639	83.33	0.00	33.24
2% of UPB	67	10,043,370.09	2.16	7.516	78.60	606	72.64	0.00	11.09
Other	125	19,699,094.44	4.23	8.022	87.18	616	79.09	0.00	22.79
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Non-Full Doc Loans:
<= 0.00	1	$216,811.33	0.05%	6.700%	0.00%	657	73.56%	0.00%	0.00%
0.01 - 5.00	3	244,557.06	0.05	7.292	100.00	636	67.44	0.00	0.00
5.01 - 10.00	12	1,307,038.09	0.28	8.130	95.08	611	75.99	0.00	34.71
10.01 - 15.00	44	4,606,186.17	0.99	8.003	67.98	650	75.24	0.00	25.49
15.01 - 20.00	83	10,339,173.76	2.22	7.776	77.29	626	74.65	0.00	18.93
20.01 - 25.00	150	20,549,104.84	4.41	7.675	84.75	626	76.73	0.00	23.86
25.01 - 30.00	265	34,788,135.60	7.47	7.693	83.43	634	77.63	0.00	21.43
30.01 - 35.00	407	64,413,319.84	13.84	7.604	81.15	616	76.09	0.00	17.31
35.01 - 40.00	585	101,724,582.30	21.85	7.647	88.79	621	78.15	0.00	19.07
40.01 - 45.00	608	111,509,980.78	23.95	7.585	86.59	625	79.37	0.00	20.86
45.01 - 50.00	496	96,552,804.70	20.74	7.539	86.63	619	78.86	0.00	22.07
50.01 - 55.00	99	19,312,007.95	4.15	7.723	83.30	599	72.35	0.00	14.30
Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	5	$741,687.65	0.19%	5.436%	100.00%	717	66.30%	0.00%	0.00%
5.501 - 6.000	61	12,355,512.05	3.10	5.898	100.00	661	69.66	0.00	11.93
6.001 - 6.500	150	31,585,119.16	7.94	6.316	100.00	655	75.05	0.00	13.38
6.501 - 7.000	358	69,221,829.22	17.40	6.800	100.00	639	76.72	0.00	18.00
7.001 - 7.500	428	82,388,984.42	20.70	7.294	100.00	625	80.53	0.00	27.24
7.501 - 8.000	495	88,955,038.11	22.35	7.802	100.00	619	80.67	0.00	23.13
8.001 - 8.500	292	45,706,866.79	11.49	8.304	100.00	601	79.81	0.00	24.15
8.501 - 9.000	262	38,591,514.67	9.70	8.792	100.00	578	77.94	0.00	12.39
9.001 - 9.500	130	16,885,746.67	4.24	9.282	100.00	574	79.08	0.00	8.23
9.501 - 10.000	79	8,814,022.63	2.21	9.773	100.00	546	75.36	0.00	8.57
10.001 - 10.500	23	1,810,035.43	0.45	10.251	100.00	556	77.26	0.00	15.53
10.501 - 11.000	10	736,066.54	0.18	10.723	100.00	565	75.70	0.00	15.54
11.001 >=	3	141,319.79	0.04	11.678	100.00	604	61.45	0.00	50.49
Subtotal (ARM Loans):	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%

Fixed Rate Loans:
5.501 - 6.000	8	$1,366,329.66	2.02%	5.990%	0.00%	646	56.38%	0.00%	0.00%
6.001 - 6.500	31	6,914,897.33	10.22	6.347	0.00	680	69.29	0.00	18.67
6.501 - 7.000	96	17,571,750.45	25.98	6.844	0.00	652	69.96	0.00	19.45
7.001 - 7.500	62	10,473,835.72	15.49	7.326	0.00	638	70.38	0.00	13.22
7.501 - 8.000	85	13,249,736.73	19.59	7.803	0.00	635	77.15	0.00	32.61
8.001 - 8.500	45	6,199,118.53	9.17	8.318	0.00	633	78.28	0.00	31.01
8.501 - 9.000	41	4,863,365.56	7.19	8.767	0.00	605	77.77	0.00	11.60
9.001 - 9.500	24	2,767,966.73	4.09	9.277	0.00	613	81.39	0.00	28.02
9.501 - 10.000	37	2,586,724.38	3.82	9.807	0.00	619	82.66	0.00	15.46
10.001 - 10.500	15	893,594.90	1.32	10.272	0.00	611	81.39	0.00	7.05
10.501 - 11.000	9	505,598.81	0.75	10.794	0.00	586	82.51	0.00	14.75
11.001 >=	4	237,040.49	0.35	11.394	0.00	537	71.02	0.00	0.00
Subtotal (Fixed Rate):	457	$67,629,959.29	100.00%	7.616%	0.00%	640	73.62%	0.00%	21.02%

Total:	2,753	$465,563,702.42	100.00%	7.619%	85.47%	621	77.84%	0.00%	20.15%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	1	$255,200.00	0.06%	5.890%	100.00%	712	80.00%	0.00%	0.00%
3.001 - 3.500	1	209,808.30	0.05	6.450	100.00	648	64.62	0.00	0.00
3.501 - 4.000	28	4,964,161.14	1.25	6.114	100.00	672	69.59	0.00	8.53
4.001 - 4.500	74	14,052,208.71	3.53	6.498	100.00	660	72.86	0.00	2.09
4.501 - 5.000	168	30,887,133.63	7.76	6.895	100.00	642	75.23	0.00	19.79
5.001 - 5.500	271	48,776,015.37	12.26	7.344	100.00	622	78.89	0.00	25.38
5.501 - 6.000	443	76,782,224.35	19.30	7.437	100.00	608	76.47	0.00	17.26
6.001 - 6.500	508	88,139,021.87	22.15	7.656	100.00	612	80.07	0.00	25.25
6.501 - 7.000	681	116,267,178.26	29.22	7.982	100.00	623	81.05	0.00	20.20
7.001 - 7.500	68	10,338,312.32	2.60	9.033	100.00	565	76.21	0.00	7.64
7.501 - 8.000	53	7,262,479.18	1.83	9.488	100.00	540	75.37	0.00	8.60
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	7	$960,247.03	0.24%	8.047%	100.00%	584	82.55%	0.00%	0.00%
2.000	982	178,165,310.47	44.77	7.433	100.00	625	80.26	0.00	21.06
3.000	1,307	218,808,185.63	54.99	7.769	100.00	613	77.16	0.00	19.24
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	2,271	$393,904,784.96	98.99%	7.619%	100.00%	618	78.62%	0.00%	20.21%
1.500	18	2,840,873.61	0.71	7.844	100.00	566	71.64	0.00	0.00
2.000	7	1,188,084.56	0.30	7.110	100.00	644	75.68	0.00	0.00
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%
Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.001 - 11.500	2	$256,233.12	0.06%	5.468%	100.00%	725	64.20%	0.00%	0.00%
11.501 - 12.000	23	4,664,906.37	1.17	5.866	100.00	665	68.15	0.00	6.73
12.001 - 12.500	73	15,561,966.71	3.91	6.338	100.00	657	74.50	0.00	11.60
12.501 - 13.000	231	42,842,943.24	10.77	6.650	100.00	649	75.70	0.00	18.70
13.001 - 13.500	291	55,866,781.50	14.04	7.006	100.00	633	77.39	0.00	21.66
13.501 - 14.000	439	82,801,236.22	20.81	7.388	100.00	621	77.81	0.00	21.73
14.001 - 14.500	402	71,031,887.18	17.85	7.686	100.00	614	80.83	0.00	26.70
14.501 - 15.000	399	66,691,336.68	16.76	8.181	100.00	604	80.72	0.00	17.45
15.001 - 15.500	189	28,624,208.53	7.19	8.698	100.00	589	80.32	0.00	17.98
15.501 - 16.000	147	20,095,255.40	5.05	9.165	100.00	569	77.91	0.00	11.54
16.001 - 16.500	64	7,063,711.79	1.78	9.489	100.00	591	82.50	0.00	14.83
16.501 - 17.000	26	1,975,635.78	0.50	10.044	100.00	565	77.78	0.00	10.54
17.001 - 17.500	6	290,511.81	0.07	10.559	100.00	586	79.45	0.00	24.56
17.501 - 18.000	2	97,162.13	0.02	10.592	100.00	548	72.89	0.00	0.00
18.501 - 19.000	1	39,988.03	0.01	11.800	100.00	588	47.06	0.00	0.00
19.001 - 19.500	1	29,978.64	0.01	12.175	100.00	517	24.59	0.00	0.00
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.
Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	2	$256,233.12	0.06%	5.468%	100.00%	725	64.20%	0.00%	0.00%
5.501 - 6.000	55	11,428,289.48	2.87	5.932	100.00	661	69.78	0.00	12.90
6.001 - 6.500	142	29,528,651.21	7.42	6.303	100.00	652	74.97	0.00	13.53
6.501 - 7.000	377	73,146,886.00	18.38	6.771	100.00	641	76.58	0.00	17.79
7.001 - 7.500	427	82,072,241.71	20.62	7.295	100.00	625	80.52	0.00	26.96
7.501 - 8.000	495	88,955,038.11	22.35	7.802	100.00	619	80.67	0.00	23.13
8.001 - 8.500	292	45,706,866.79	11.49	8.304	100.00	601	79.81	0.00	24.15
8.501 - 9.000	261	38,452,345.65	9.66	8.792	100.00	578	77.93	0.00	12.43
9.001 - 9.500	130	16,885,746.67	4.24	9.282	100.00	574	79.08	0.00	8.23
9.501 - 10.000	79	8,814,022.63	2.21	9.773	100.00	546	75.36	0.00	8.57
10.001 - 10.500	23	1,810,035.43	0.45	10.251	100.00	556	77.26	0.00	15.53
10.501 - 11.000	10	736,066.54	0.18	10.723	100.00	565	75.70	0.00	15.54
11.001 - 11.500	1	71,353.12	0.02	11.400	100.00	650	85.00	0.00	100.00
11.501 - 12.000	1	39,988.03	0.01	11.800	100.00	588	47.06	0.00	0.00
12.001 - 12.500	1	29,978.64	0.01	12.175	100.00	517	24.59	0.00	0.00
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%
Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	2	$297,825.44	0.07%	8.386%	100.00%	659	80.00%	0.00%	0.00%
13 - 24	1,903	325,844,920.38	81.88	7.654	100.00	617	78.41	0.00	19.34
25 - 36	374	68,520,005.20	17.22	7.492	100.00	623	79.55	0.00	23.65
37 >=	17	3,270,992.11	0.82	6.744	100.00	662	72.81	0.00	11.55
Total:	2,296	$397,933,743.13	100.00%	7.619%	100.00%	618	78.56%	0.00%	20.01%